UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: June 1, 2016 to November 30, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2016

Classes A, B, C, I, O, R, R6 and W

■  Voya Large-Cap Growth Fund
■  Voya Large Cap Value Fund
■  Voya MidCap Opportunities Fund
■  Voya Multi-Manager Mid Cap Value Fund
■  Voya Real Estate Fund
■  Voya SmallCap Opportunities Fund

E-Delivery Sign-up — details inside
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	11
Statements of Assets and Liabilities	13
Statements of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	28
Summary Portfolios of Investments	44
Advisory Contract Approval Discussion	60

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Ringing out the Old, Ringing in the New

Dear Shareholder,

As 2016 comes to a close, we would like to look ahead to what should be another eventful year in 2017. With U.S. President Donald Trump sworn into office on January 20th, changes are most certainly on the horizon. We believe expectations of tax cuts, deregulation and fiscal policy could result in near-term acceleration of economic growth in the United States. This acceleration will likely lead to improved corporate revenues and earnings; nevertheless, subdued productivity and consumers’ reluctance to borrow could continue to limit potential growth. While we expect near-term global inflationary pressures to keep building, demographics and the persistent savings glut should keep inflation expectations contained over the long term.

As expected, the U.S. Federal Reserve Board (“Fed”) voted to increase interest rates at its December meeting. Chairwoman Janet Yellen detailed the Fed’s plan for 2017, projecting increased economic growth and highlighting the possibility of three rate hikes for the year ahead. We believe the Fed will maintain its cautious pace of rate normalization, guided by market expectations. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy.

Political uncertainty persists in this post-election world, and we believe the move away from unconventional monetary policy is likely to also increase volatility. True to our philosophy, we believe that investors should remain vigilant — and that a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss personal circumstances and possible actions with your financial advisor.

We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor to achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 21, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2016

As our fiscal year commenced the prices of risky assets were in their fourth month of recovery after intensifying global concerns had driven them down into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.

China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices seemed to reach their nadir on February 11 before rebounding, with no specific catalyst evident. From then to the end of May, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had reclaimed nearly 14%. With much turmoil along the way, the Index managed to rise a further 5.40% in the first half of the fiscal year. (The Index returned 3.15% for the six-month period ended November 30, 2016, measured in U.S. dollars.)

Early in the period there were still many who doubted the sustainability of the rebound in asset prices. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again warning of two interest rate increases before year end. In the event the FOMC did not act in September in the wake of a less strong employment report and listless purchasing managers’ indices, but gave a broad hint that they would do so in December.

By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S. an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9%. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.

But this and other market trends were thrown into disarray when on November 8, a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions,

lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months the Index danced 2.63% higher in November. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was barely changed.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.92% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond sub-index fell 1.89%, but its long-term subsector slid 6.08% as the yield curve steepened. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index edged up 0.09%; the more equity- Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) added 6.43%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 6.01% over the six-months, more than half in November. The strongest sectors were financials and industrials, returning 17.99% and 12.18% respectively, roughly three quarters of it in November. Weakest were utilities and health care, which returned -3.20% and -2.82%. S&P 500® companies’ earnings per share were set to record a 3% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.

In currencies the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 5.13% against the euro, 3.37% against the yen and 15.79% on the pound, although in the latter case it was primarily due to Britain’s vote to leave the EU.

In international markets, the MSCI Japan® Index rose 7.61%, mostly in November as the yen resumed its fall, improving the value of non-yen export earnings. The MSCI Europe ex UK® Index lost just 0.23%, the balance of larger effects: materials gained over 11% and made the largest contribution while health care lost over 9% and made the largest negative contribution. The MSCI UK® Index climbed 11.14%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index
An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA LARGE-CAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2016 (as a percentage of net assets)

Information Technology	31.9%
Consumer Discretionary	21.7%
Health Care	15.7%
Industrials	11.3%
Consumer Staples	8.9%
Financials	4.6%
Materials	2.5%
Real Estate	1.5%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.45% compared to the Russell 1000® Growth Index (the “Index”or “Russell 1000® Growth”), which returned 3.94% for the same period.

Portfolio Specifics: The Fund underperformed the Index for the reporting period primarily due to stock selection effects. Stock selection within the consumer discretionary sector and an underweight to the real estate sector contributed the most to performance. Stock selection in the information technology and health care sectors detracted the most from performance.

Key contributors to performance included our overweight positions in Burlington Stores, Inc., Applied Materials, Inc. and Foot Locker, Inc.

Our overweight position in Burlington Stores, Inc. contributed positively to performance. The stock performed well following consecutive quarters of reporting strong results. In addition to delivering better than expected earnings per share, the company increased 2017 revenue and earnings guidance. As a result, consensus estimates rose 6%, driving the share price higher. Finally, gross margin improved, consistent with our expectations.

Our overweight position in semiconductor company Applied Materials, Inc. contributed to performance. The stock performed well after the company reported better than expected earnings and provided revenue guidance significantly above consensus. Additionally, above-consensus bookings, particularly in Display (OLED capacity) and semiconductor equipment demand (foundry node transition), contributed positively.

Our overweight position in athletic footwear retailer Foot Locker, Inc. contributed to performance. The stock jumped higher in August after the company reported solid quarterly results, including better than expected comparable store sales driven by basketball sales returning to positive growth.

Among the key detractors were our overweight positions in Monster Beverage Corporation, Allergan plc. and Mead Johnson Nutrition Company.

Our overweight position in Monster Beverage Corporation detracted from performance. The stock fell in November following weak quarterly results driven by inventory de-stocking, extra expenses as they ramp up new geographies, and production problems. We believe all of these issues, which were known issues, are short-term problems and that the company will continue to deliver double-digit growth, as scanner data and volumes for Mutant, one of their new products, remains strong.

Top Ten Holdings as of November 30, 2016 (as a percentage of net assets)

Microsoft Corp.	5.4%
Apple, Inc.	5.3%
Alphabet, Inc. — Class A	4.4%
Amazon.com, Inc.	4.0%
Home Depot, Inc.	3.3%
Facebook, Inc.	3.0%
Visa, Inc. — Class A	2.9%
PepsiCo, Inc.	2.9%
Comcast Corp. — Class A	2.8%
UnitedHealth Group, Inc.	2.6%
Portfolio holdings are subject to change daily.

Our overweight position in Allergan plc. detracted from performance. The stock was sold off in November following disappointing third quarter results. Both revenues and earnings per share missed expectations, and management lowered earnings per share guidance for the year. In addition, the uncertainty regarding the duration of the patent life for several of their drugs, most notably Restasis, which is for treatment of dry eye, weighed on the stock.

Our overweight position in pediatric nutrition purveyor Mead Johnson Nutrition Company detracted from performance. After a strong run earlier in the year on several months of positive news, including takeover speculation and strong earnings, the stock pulled back and underperformed the market as weaker organic sales, particularly in Asia, put downward pressure on the stock. In addition, management lowered guidance for the year due to idiosyncratic issues in various geographies.

Current Strategy and Outlook: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board (“Fed”) is expected to move toward a normalized interest rate environment. Further, we believe that the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP VALUE FUND

Sector Diversification as of November 30, 2016 (as a percentage of net assets)

Financials	24.7%
Energy	14.2%
Information Technology	10.4%
Industrials	10.2%
Health Care	9.6%
Consumer Staples	7.8%
Utilities	7.1%
Consumer Discretionary	5.0%
Materials	3.9%
Real Estate	3.9%
Telecommunication Services	1.0%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Kristy Finnegan, CFA, Vincent Costa, CFA, James Dorment, CFA, and Christopher F. Corapi, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.43% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 8.63% for the same period.

Portfolio Specifics: The Portfolio outperformed the Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period. Performance for the period was driven by a combination of favorable stock selection and sector allocation. On the stock level, security selection within the industrials and financials sectors contributed the most to relative performance. A modest underweight to the telecommunication services sector also contributed favorably to results. By contrast, stock selection within the consumer discretionary and information technology sectors detracted from performance. The Fund’s allocation to cash, although within typical range, also detracted from relative results.

On an individual stock level basis, the largest contributors to performance were overweight positions in Bank of America Corporation and Prudential Financial, Inc.

Within the financial sector, an overweight position in Bank of America Corporation outperformed for the period. Bank stocks surged following President-elect Donald Trump’s victory, reflecting the view that a Trump administration may lead to business-friendly policies, including tax reform and the easing of banking regulations, and resultant investor optimism about a stronger economy and higher interest rates. Bank of America Corporation is viewed as a prime beneficiary of these developments, particularly higher interest rates, and its shares rose sharply during the period.

An overweight position in Prudential Financial, Inc., a provider of insurance, investment management, and other financial products and services, outperformed for the period. The company reported solid third quarter 2016 results driven by strong earnings and flows in the domestic insurance and retirement segments, and continued success in de-risking the variable annuity book. Moreover, insurer stocks as a group rose sharply on the heels of higher interest rates, supportive equity markets, and President-elect Donald Trump’s victory. Investors remain optimistic that a new administration will likely “de-designate” nonbanks as systemically important financial institutions (“SIFI”) and scale back onerous capital requirements for the SIFI insurers.

Among the key detractors from performance were out-of-benchmark positions in Gilead Sciences, Inc. and AstraZeneca PLC.

Top Ten Holdings as of November 30, 2016* (as a percentage of net assets)

Bank of America Corp.	4.2%
JPMorgan Chase & Co.	4.1%
Wells Fargo & Co.	4.0%
Cisco Systems, Inc.	3.3%
Merck & Co., Inc.	3.2%
Chevron Corp.	3.1%
Pfizer, Inc.	2.7%
Prudential Financial, Inc.	2.6%
Schlumberger Ltd.	2.4%
Keycorp	2.3%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Owning non-benchmark name Gilead Sciences, Inc., a research-based biopharmaceutical company, negatively impacted results. Shares of Gilead underperformed driven by hepatitis C virus (“HCV”) revenue misses, competitive pricing pressures and pipeline disappointments. Furthermore, continued uncertainty regarding pricing and patient volumes for the company’s HCV franchise in 2017 remain headwinds for the stock and therefore, we exited the name in early November.

Owning non-benchmark name AstraZeneca PLC, a multinational pharmaceutical and biopharmaceutical company, negatively impacted performance. Pharmaceutical companies as a whole were under pressure as fears of tighter regulation and pricing controls came to the fore. Shares of AstraZeneca PLC underperformed after the FDA suspended recruitment of new entrants into the KESTREL/EAGLE trials though the FDA has since lifted this suspension. Shares traded lower reflecting investor concern pertaining to the underappreciated risks associated with the efficacy and safety profile of some of the company’s clinical trials.

Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

VOYA MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2016 (as a percentage of net assets)

Consumer Discretionary	23.0%
Information Technology	22.5%
Health Care	15.6%
Industrials	14.8%
Consumer Staples	6.3%
Financials	5.7%
Materials	4.6%
Real Estate	3.9%
Energy	1.3%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.27% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 4.69% and 7.14%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed the Russell Midcap® Growth Index for the reporting period primarily due to stock selection effects. Stock selection within the consumer discretionary and industrials sectors contributed the most to performance. Stock selection in the information technology and consumer staples sectors detracted the most from performance.

Key contributors to performance included our overweight positions in Burlington Stores, Inc., Domino’s Pizza, Inc. and Foot Locker, Inc.

Our overweight position in Burlington Stores, Inc. contributed positively to performance. The stock performed well following consecutive quarters of reporting strong results. In addition to delivering better than expected earnings per share, the company increased 2017 revenue and earnings guidance. As a result, consensus estimates rose 6%, driving the share price higher. Finally, gross margin improved, consistent with our expectations.

Our overweight position in pizza delivery company Domino’s Pizza, Inc. contributed to performance. The company reported strong quarterly results, beating revenue and earnings expectations. In addition, comparables were much better than expected as the company’s various initiatives to further leverage technology have proven successful. The company also continues to take market share.

Our overweight position in athletic footwear retailer Foot Locker, Inc. contributed to performance. The stock jumped higher in August after the company reported solid quarterly results, including better than expected comparable store sales driven by basketball sales returning to positive growth.

Among the key detractors were our underweight position in NVIDIA Corporation and our overweight positions in TreeHouse Foods, Inc. and WebMD Health Corp.

Not owning shares of visual computing company NVIDIA Corporation detracted from performance. Investors continue to remain optimistic on the growth in processing requirements for Augmented Reality/Virtual Reality, Deep Learning/Artificial Intelligence, Autonomous Driving and Data Center Processing applications. While company earnings beats/raises over the past several quarters have helped, the company has enjoyed a near 70% expansion in earnings multiple owing to the optimism of the size and share gain opportunities within these topical new end markets.

Our overweight position in private label food company TreeHouse Foods, Inc., detracted from performance. The stock declined after reporting weaker than expected quarterly results in November, driven by challenges integrating the private brands business. In addition to reducing guidance for next quarter and the full year, changes in management and the salesforce are underway, resulting in longer term uncertainty. As a result, we exited our position.

Top Ten Holdings as of November 30, 2016 (as a percentage of net assets)

O’Reilly Automotive, Inc.	2.4%
Amphenol Corp.	2.4%
Electronic Arts, Inc.	2.3%
Ross Stores, Inc.	2.2%
Marriott International, Inc.	2.2%
Interpublic Group of Cos., Inc.	2.1%
Intuitive Surgical, Inc.	2.1%
Zoetis, Inc.	2.0%
Paychex, Inc.	1.9%
Burlington Stores, Inc.	1.9%
Portfolio holdings are subject to change daily.

Our overweight position in online health information service WebMD Health Corp. detracted from performance. The stock fell following quarterly results that were in line with expectations as investors became concerned that a decline in web traffic could negatively impact revenues in 2017. The shares were also weak on concerns that the company may face competition from Google.

Current Strategy and Outlook: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. Further, we believe the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA MULTI-MANAGER MID CAP VALUE FUND

Sector Diversification as of November 30, 2016 (as a percentage of net assets)

Financials	21.0%
Industrials	14.0%
Consumer Discretionary	13.5%
Information Technology	12.3%
Real Estate	8.3%
Materials	7.1%
Health Care	6.9%
Energy	5.8%
Utilities	5.7%
Consumer Staples	3.2%
Telecommunication Services	0.5%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Mid Cap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Elaine F. Hahn and John D. Schaeffer, Portfolio Managers of Hahn Capital Management; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and James N. Mordy, Portfolio Manager of Wellington.

Performance: For the six-month period ended November 30, 2016, the Fund’s Class I shares provided a total return of 9.21% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 9.28%, for the same period.

Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 413 basis points (4.13%) for the six-month period ended November 30, 2016. During the period, the Sleeve’s performance benefited the most from its exposure to the utilities, real estate and industrials sectors, offset by underperformance in the financials, information technology, consumer discretionary and health care sectors. The dominant reason for the Sleeve’s underperformance was adverse stock selection. The best stock performance came from Ross Stores, Jacobs Engineering, Hexcel and Emcor. Detracting from performance were declines in the stock prices of Carter’s, Euronet Worldwide, Kroger and Hanesbrands. Before the presidential election, the Sleeve’s exposure to more economically sensitive companies was a headwind to performance but this trend has reversed in the post-election period. Industrials and energy were the top performing sectors in the Sleeve for the period. Negative market sentiment around the prospects for health care, particularly the prospect for repeal or change to “Obama Care” and President Elect Trump’s public comments regarding drug prices have caused the health care sector to materially underperform during the post-election period. The Sleeve is significantly overweight health care, which has detracted from performance during the month of November. The Sleeve continues to benefit from the positive earnings surprises of many of the component companies but this positive impact has been muted by compression in valuations among the more cyclically exposed investments. In addition, we believe that cyclical growth companies in our portfolio remain undervalued, particularly if some of the President-Elect’s plans for infrastructure and economic revitalization come to pass in 2017 and beyond.

Top Ten Holdings as of November 30, 2016* (as a percentage of net assets)

BankUnited, Inc.	1.3%
Keysight Technologies, Inc.	1.3%
Arrow Electronics, Inc.	1.1%
Reliance Steel & Aluminum Co.	1.2%
Kroger Co.	1.1%
XL Group Ltd.	1.1%
Hexcel Corp.	1.1%
Reinsurance Group of America, Inc.	1.1%
Diamondback Energy, Inc.	1.1%
Goodyear Tire & Rubber Co.	1.0%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

LSV Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 182 basis points (1.82%) for the six-month period ended November 30, 2016. Value stocks led the market during the period while lower volatility and high yielding stocks lagged broadly after outperforming earlier in the year. Consumer staples, health care, utilities and real estate were among the weakest Index sectors while cyclical sectors outperformed including materials, industrials, financials, and technology. The energy sector also outperformed in the Index as the price of oil moved higher.

Deeper value stocks reversed course and performed well during the period, which was beneficial for our approach. As a result, stock selection added value overall but especially so within health care, financials, technology, and real estate. Stock selection was more challenging within energy, materials and industrials as we underperformed the Index constituents in these sectors. The Sleeve’s sector positioning, which is a residual of our model’s bottom-up stock selection process, also added value overall as the underweight to utilities and real estate had a positive impact along with the overweight to financials and technology. This offset the negative impact of the underweight to energy and industrials.

Stocks that contributed most during the period included positions in Regions Financial, Amkor Technology, Mentor Graphics, Lincoln National, and Symantec. Stocks detractors included positions in Pilgrim’s Pride, Diamond Offshore Drilling, Viacom, Entergy, and Medical Properties Trust.

Wellington Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 51 basis points (0.51%) for the six-month period ended November 30, 2016. Sector allocation, a residual of the bottom-up stock selection process, was the primary driver of

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

outperformance during the period. In particular, underweight allocations to the real estate and utilities sectors and an overweight allocation to the information technology sector contributed most to relative returns.

Stock selection detracted from relative returns. Selection within the industrials, consumer discretionary, and health care sectors detracted most from relative returns. This was partially offset by stronger stock selection within the financials and utilities sectors.

Top contributors to relative performance during the period included semiconductor company, Miscrosemi (information technology), financial services company Comerica (financials), and bank holding company Zions Bancorporation (financials). Top detractors from relative performance included car rental company Hertz Global (industrials), behavioral health services company Acadia Healthcare (health care), and Sweden-based telecommunications and media company Millicom International Cell (telecommunication services).

Current Strategy & Outlook: Hahn Capital Management Sleeve — Looking forward, we believe that the outlook for U.S. stocks will be dependent on whether corporate earnings can meet or exceed Wall Street expectations in the face of the continuing macro-economic headwinds that are keeping the dollar strong against most foreign currencies. This adverse foreign exchange relationship has kept earnings growth of multi-national companies under significant pressure and is one of the primary causes for the past five quarters of negative earnings growth. However, the U.S. economy is enjoying a number of growth tailwinds, including low interest rates, encouraging employment trends and lower energy prices, all of which could provide support to profit margins but may not improve them from their historically high levels. Given the economic crosscurrents, we expect to see continued volatility and greater dispersion among equity groups. This means that risk management, a hallmark of our investment process, will be ever more important in this market environment.

LSV Sleeve — By historical standards stocks are neither cheap nor expensive at present, trading close to long-term fair value. The Sleeve however trades at a wider than average discount relative to the Index as well as the broad market on several measures. Current valuations are 12 times 2016 earnings estimates, 8 times trailing cash flow and a 2.6% yield. We continue to believe and empirical evidence supports that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.

Wellington Sleeve — Our investment process seeks to consistently add value through intensive, fundamental research and bottom-up security selection. We pursue this objective by selecting what we believe to be high quality stocks with strong balance sheets and good business models, and which are attractively valued relative to global industry peers. We take an opportunistic approach, often considering shifts in industry dynamics and looking beyond near-term factors that we believe are discounted in the stock’s price. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside protection and overall performance over time.

At the end of the period our most significant overweight allocations relative to the benchmark were to the information technology, materials, and financials sectors, while our largest underweights were to the real estate, utilities, and energy sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA REAL ESTATE FUND

REIT Diversification as of November 30, 2016 (as a percentage of net assets)

REITS — Office Property	13.9%
REITS — Regional Malls	13.4%
REITS — Diversified	12.5%
REITS — Apartments	10.9%
REITS — Shopping Centers	9.3%
REITS — Health Care	9.1%
REITS — Warehouse/Industrial	7.2%
REITS — Storage	6.3%
REITS — Hotels	5.1%
REITS — Manufactured Homes	2.3%
Web Hosting/Design	2.2%
Casino Services	1.7%
Residential REITs	1.6%
REITS — Single Tenant	1.6%
Office REITs	0.8%
Hotels, Resorts & Cruise Lines	0.8%
Specialized REITs	0.8%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of -3.94% compared to the MSCI U.S. REIT® Index (the “Index” or “MSCI U.S. REIT®”), which returned -2.35%, for the same period.

Portfolio Specifics: U.S. real estate stocks, as measured by the MSCI U.S. REIT® Index, generated a -2.35% total return over the past six months as the favorable tailwinds of continued improvement in property fundamentals along with expectations of accelerating economic growth were tempered by the headwinds of expectations for an increase in interest rates. Performance was mixed across the 10 primary property sectors as the best-performing sector was hotels (up 17.2%) and the poorest-performing sector was storage (down -17.0%). Generally, the more economically-sensitive property sectors outperformed, while the more defensively-oriented sectors lagged during the period.

During the period, Fund performance trailed the Index primarily as the result of stock selection decisions in the residential and retail sectors. Stock selection in the residential sector detracted from relative performance as apartment REITs underperformed, which was the result of a combination of below-average dividend yield and a macro concern that growth rates are peaking despite still being robust, particularly in the Bay Area and New York City as a result of a short-term uptick in supply being delivered. Overweight positions in bi-coastal apartment REITs Equity Residential and AvalonBay underperformed despite same-property net operating income which remains in the 4-5% range for each of these companies and tenant demand which remains robust. We like these bi-coastal regional exposures because of the strong employment and, therefore, demand characteristics combined with the cost and time it takes to develop new apartment units. These companies have portfolios where the cost of home ownership remains expensive and rental demand remains high. In the retail sector, shopping center and mall companies underperformed on the “investment thematic” that on-line retail sales will permanently impair all bricks and mortar retail real estate, regardless of quality and location. The earnings reality has been quite different than the “investment thematic”. In October, both Simon Property Group and General Growth Properties, two overweight mall investments, reported third quarter earnings that beat expectations with guidance modestly raised in each case for the remainder of 2016. Despite solid earnings improvement, these stocks underperformed. As evidence abounds that high-quality retail is not dead and that fundamentals remain robust despite some degree of deceleration at this point in the economic and real estate cycles we believe the sell-off has been overdone. Meanwhile, stock selection in the office, net lease and hotel sectors contributed to relative performance during the period. From an asset allocation standpoint, an overweight to the outperforming industrial sector along with an underweight to the underperforming storage sector was offset by an underweight to the outperforming hotel sector.

Top Ten Holdings as of November 30, 2016 (as a percentage of net assets)

Simon Property Group, Inc.	8.9%
Public Storage, Inc.	4.6%
ProLogis, Inc.	4.3%
Vornado Realty Trust	4.2%
Welltower, Inc.	4.1%
General Growth Properties, Inc.	4.0%
AvalonBay Communities, Inc.	4.0%
Equity Residential	4.0%
Digital Realty Trust, Inc.	3.5%
Host Hotels & Resorts, Inc.	3.2%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Given the recent sell-off, our conviction that property stocks will perform well over the next twelve months has only increased. While global economic forecasts have generally been revised down in recent months, there are offsetting positive indicators particularly in the U.S. which have shown firming employment and a recovering housing market. The moderate pace of economic activity, combined with subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high quality bonds should support investor demand for real estate. We believe central bank policy will generally remain accommodative despite a probable 25 basis point increase in the Fed Funds rate in December. We expect continued monetary stimulus to help mitigate any economic slowdown and believe listed property company earnings will generally be unaffected in this environment, with stable to improving occupancies, higher rents, and active transaction markets. While global risks have become more elevated in the aftermath of the Brexit vote, we continue to believe any meaningful volatility creates a potential opportunity to buy high quality real estate companies with visible earnings at discounted prices. The spread between capitalization rates and 10-year Treasury yields remains at historically wide levels, and suggests that there is plenty of “cushion” for higher bond yields.

Low levels of new construction are also a positive in a slowing world and suggest that owners of existing properties should continue to enjoy some degree of improved pricing power. With expected earnings growth in the 6% range for this year and next, dividends growing at a higher pace than earnings, and many listed property companies trading at a discount to private market values, we believe listed real estate remains attractively valued versus the private market and continues to offer investors an investment option supported by current income via the dividend.

We prefer what we believe to be attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. We are overweight sectors and stocks which we believe evidence improving property fundamentals and are trading at attractive valuations. We favor class-A mall companies, data centers, industrial, shopping center and central business district office companies; we are more selective in the storage, suburban office, apartment, net lease and healthcare sectors. We remain selective on the more bond-like sectors that offer modest growth and trade at large premiums to our estimate of underlying private market real estate value.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

VOYA SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2016 (as a percentage of net assets)

Information Technology	25.2%
Health Care	18.8%
Industrials	16.5%
Consumer Discretionary	15.2%
Materials	6.8%
Financials	5.0%
Real Estate	3.9%
Exchange-Traded Funds	2.1%
Energy	1.5%
Consumer Staples	1.2%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.04% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 11.09% and 15.37%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed the Russell 2000® Growth Index due primarily to unfavorable stock selection. In particular, stock selection within the pharmaceutical and biotechnology sector detracted the most from performance; however, an underweight allocation to the sector offset the impact. Stock selection within the hardware and equipment sector as well as an allocation to cash, while within the typical range, were also headwinds during the period. By contrast, stock selection within the industrial materials and semiconductors sectors contributed the most to performance.

The main individual contributors to performance were Intersil Corporation Class A and Hecla Mining Company.

Owning non-benchmark name, Intersil Corporation Class A, contributed positively to performance. Shares rose during the period when Japanese chipmaker, Renesas Electronics, affirmed their potential acquisition of the company for approximately $3 billion.

Owning non-benchmark name, Hecla Mining Company, a precious metals company that mines silver and gold, generated positive results. Shares have risen in response to a bounce in the prices of these metals.

Key detractors from performance were Infinera Corporation and TESARO, Inc.

Within the hardware and equipment sector, an overweight position in Infinera Corporation generated unfavorable results during the month. Shares were impacted by pricing pressures and a decline in customer orders primarily driven by macro headwinds and excess inventory. Furthermore, a number of the company’s customers have had to temporarily curtail their capital expenditures due to ongoing merger and acquisition transactions.

Within the pharmaceutical and biotechnology sector, not owning benchmark name, TESARO, Inc., detracted value. Shares rose significantly upon the announcement that the company’s Ph3 NOVA data for their drug to treat ovarian cancer exceeded expectations.

Top Ten Holdings as of November 30, 2016* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	2.1%
Bright Horizons Family Solutions, Inc.	1.3%
EPAM Systems, Inc.	1.2%
Cheesecake Factory	1.2%
Fair Isaac Corp.	1.2%
Bank of the Ozarks, Inc.	1.2%
Clarcor, Inc.	1.1%
Commvault Systems, Inc.	1.1%
Integrated Device Technology, Inc.	1.1%
American Eagle Outfitters, Inc.	1.0%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2016*	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2016*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,024.50	1.14%	$5.79	$1,000.00	$1,019.35	1.14%	$5.77
Class B	1,000.00	1,020.50	1.89	9.57	1,000.00	1,015.59	1.89	9.55
Class C	1,000.00	1,020.60	1.89	9.57	1,000.00	1,015.59	1.89	9.55
Class I	1,000.00	1,026.10	0.79	4.01	1,000.00	1,021.11	0.79	4.00
Class R	1,000.00	1,023.10	1.39	7.05	1,000.00	1,018.10	1.39	7.03
Class R6	1,000.00	1,026.40	0.78	3.96	1,000.00	1,021.16	0.78	3.95
Class W	1,000.00	1,025.50	0.89	4.52	1,000.00	1,020.61	0.89	4.51
Voya Large Cap Value Fund
Class A	1,000.00	1,084.30	1.10%	5.75	1,000.00	1,019.55	1.10%	5.57
Class B	1,000.00	1,079.10	1.85	9.64	1,000.00	1,015.79	1.85	9.35
Class C	1,000.00	1,079.30	1.85	9.64	1,000.00	1,015.79	1.85	9.35
Class I	1,000.00	1,085.40	0.76	3.97	1,000.00	1,021.26	0.76	3.85
Class O	1,000.00	1,083.40	1.10	5.75	1,000.00	1,019.55	1.10	5.57
Class R	1,000.00	1,082.10	1.35	7.05	1,000.00	1,018.30	1.35	6.83
Class R6	1,000.00	1,085.60	0.74	3.87	1,000.00	1,021.36	0.74	3.75
Class W	1,000.00	1,085.20	0.85	4.44	1,000.00	1,020.81	0.85	4.31

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2016*	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2016*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,022.70	1.30%	$6.59	$1,000.00	$1,018.55	1.30%	$6.58
Class B	1,000.00	1,018.80	2.05	10.37	1,000.00	1,014.79	2.05	10.35
Class C	1,000.00	1,018.90	2.05	10.38	1,000.00	1,014.79	2.05	10.35
Class I	1,000.00	1,024.60	0.98	4.97	1,000.00	1,020.16	0.98	4.96
Class O	1,000.00	1,022.80	1.30	6.59	1,000.00	1,018.55	1.30	6.58
Class R	1,000.00	1,021.60	1.55	7.86	1,000.00	1,017.30	1.55	7.84
Class R6	1,000.00	1,025.30	0.88	4.47	1,000.00	1,020.66	0.88	4.46
Class W	1,000.00	1,024.00	1.05	5.33	1,000.00	1,019.80	1.05	5.32

Voya Multi-Manager MidCap Value Fund
Class I	1,000.00	1,092.10	0.84%	4.41	1,000.00	1,020.86	0.84%	4.26

Voya Real Estate Fund
Class A	1,000.00	960.60	1.26%	6.19	1,000.00	1,018.75	1.26%	6.38
Class B	1,000.00	956.50	2.01	9.86	1,000.00	1,014.99	2.01	10.15
Class C	1,000.00	956.70	2.01	9.86	1,000.00	1,014.99	2.01	10.15
Class I	1,000.00	961.90	0.90	4.43	1,000.00	1,020.56	0.90	4.56
Class O	1,000.00	960.50	1.26	6.19	1,000.00	1,018.75	1.26	6.38
Class R	1,000.00	958.90	1.51	7.42	1,000.00	1,017.50	1.51	7.64
Class R6	1,000.00	962.10	0.86	4.23	1,000.00	1,020.76	0.86	4.36
Class W	1,000.00	961.50	1.01	4.97	1,000.00	1,020.00	1.01	5.11

Voya SmallCap Opportunities Fund
Class A	1,000.00	1,100.40	1.41%	7.42	1,000.00	1,018.00	1.41%	7.13
Class B	1,000.00	1,096.30	2.16	11.35	1,000.00	1,014.24	2.16	10.91
Class C	1,000.00	1,096.20	2.16	11.35	1,000.00	1,014.24	2.16	10.91
Class I	1,000.00	1,101.90	1.12	5.90	1,000.00	1,019.45	1.12	5.67
Class R	1,000.00	1,098.90	1.66	8.73	1,000.00	1,016.75	1.66	8.39
Class R6	1,000.00	1,102.80	0.97	5.11	1,000.00	1,020.21	0.97	4.91
Class W	1,000.00	1,101.80	1.16	6.11	1,000.00	1,019.25	1.16	5.87

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2016 (UNAUDITED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$390,416,072	$896,590,384	$1,295,519,078
Short-term investments at fair value**	1,956,000	39,359,640	30,922,450
Total investments at fair value	$392,372,072	$935,950,024	$1,326,441,528
Cash	52	61,476	132
Cash collateral for futures	—	497,195	—
Foreign currencies at value***	—	3,646	—
Receivables:
Investment securities sold	9,157,056	—	7,039,493
Fund shares sold	898,972	443,589	1,364,228
Dividends	736,013	3,063,060	1,414,416
Foreign tax reclaims	—	29,520	3,487
Prepaid expenses	41,710	57,816	61,747
Reimbursement due from manager	213,801	74,664	—
Other assets	7,648	42,214	25,248
Total assets	403,427,324	940,223,204	1,336,350,279
LIABILITIES:
Payable for investment securities purchased	4,144,279	—	—
Payable for fund shares redeemed	541,335	11,592,250	1,464,185
Payable upon receipt of securities loaned	—	10,453,640	5,932,450
Payable for investment management fees	396,282	559,921	901,244
Payable for distribution and shareholder service fees	38,852	149,921	159,627
Payable to trustees under the deferred compensation plan (Note 6)	7,648	42,214	25,248
Payable for trustee fees	1,975	4,607	6,627
Other accrued expenses and liabilities	220,665	510,227	977,437
Total liabilities	5,351,036	23,312,780	9,466,818
NET ASSETS	$398,076,288	$916,910,424	$1,326,883,461
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$312,310,039	$783,188,892	$1,126,192,094
Undistributed (distributions in excess of) net investment income	1,799,363	2,396,015	(1,359,905)
Accumulated net realized gain (loss)	20,262,057	(5,070,442)	84,554,671
Net unrealized appreciation	63,704,829	136,395,959	117,496,601
NET ASSETS	$398,076,288	$916,910,424	$1,326,883,461

+ Including securities loaned at value	$—	$10,231,533	$5,811,315
* Cost of investments in securities	$326,711,243	$760,397,297	$1,178,022,477
** Cost of short-term investments	$1,956,000	$39,359,640	$30,922,450
*** Cost of foreign currencies	$—	$4,508	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$63,651,437	$425,137,308	$291,039,759
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,000,023	35,799,284	13,179,056
Net asset value and redemption price per share†	$31.83	$11.88	$22.08
Maximum offering price per share (5.75%)(1)	$33.77	$12.60	$23.43

Class B
Net assets	$224,067	$1,909,916	$991,033
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	8,049	161,403	55,296
Net asset value and redemption price per share†	$27.84	$11.83	$17.92

Class C
Net assets	$30,494,643	$68,667,557	$108,287,527
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,099,370	5,797,454	6,092,470
Net asset value and redemption price per share†	$27.74	$11.84	$17.77

Class I
Net assets	$236,173,473	$216,840,616	$664,917,596
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	6,759,191	17,027,257	27,011,028
Net asset value and redemption price per share	$34.94	$12.73	$24.62

Class O
Net assets	n/a	$25,020,584	$48,882,353
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	2,109,261	2,221,048
Net asset value and redemption price per share	n/a	$11.86	$22.01

Class R
Net assets	$806,886	$4,979,098	$3,012,739
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	23,374	419,782	138,644
Net asset value and redemption price per share	$34.52	$11.86	$21.73

Class R6
Net assets	$56,771,429	$161,921,666	$132,905,732
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,624,922	12,725,714	5,379,429
Net asset value and redemption price per share	$34.94	$12.72	$24.71

Class W
Net assets	$9,954,353	$12,433,679	$76,846,722
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	291,618	978,877	3,158,833
Net asset value and redemption price per share	$34.13	$12.70	$24.33

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2016 (UNAUDITED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$230,348,716	$1,212,294,794	$784,591,358
Short-term investments at fair value**	10,294,297	1,958,320	70,849,049
Total investments at fair value	$240,643,013	$1,214,253,114	$855,440,407
Cash	—	—	995
Receivables:
Investment securities sold	14,145,309	10,645,303	4,632,179
Fund shares sold	27,324	1,421,239	1,074,901
Dividends	335,217	340,815	1,124,687
Foreign tax reclaims	4,509	—	—
Prepaid expenses	2,763	68,902	49,963
Other assets	3,969	30,492	11,509
Total assets	255,162,104	1,226,759,865	862,334,641
LIABILITIES:
Payable for investment securities purchased	352,422	3,694,595	5,494,375
Payable for fund shares redeemed	13,799,307	3,643,933	718,713
Payable upon receipt of securities loaned	6,453,602	—	39,699,049
Payable for investment management fees	157,812	805,643	595,328
Payable for distribution and shareholder service fees	—	67,138	83,213
Payable to trustees under the deferred compensation plan (Note 6)	3,969	30,492	11,509
Payable for trustee fees	1,190	6,863	3,788
Other accrued expenses and liabilities	85,110	507,085	237,241
Total liabilities	20,853,412	8,755,749	46,843,216
NET ASSETS	$234,308,692	$1,218,004,116	$815,491,425
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$205,931,731	$810,227,958	$711,670,959
Undistributed (distributions in excess of) net investment income	2,529,551	(1,782,153)	(1,258,873)
Accumulated net realized gain (loss)	5,459,007	(5,494,984)	25,367,843
Net unrealized appreciation	20,388,403	415,053,295	79,711,496
NET ASSETS	$234,308,692	$1,218,004,116	$815,491,425

+ Including securities loaned at value	$6,279,457	$—	$38,675,040
* Cost of investments in securities	$209,957,913	$797,241,498	$704,879,862
** Cost of short-term investments	$10,294,297	$1,958,320	$70,849,049

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$170,734,758	$187,899,123
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	9,285,751	3,382,730
Net asset value and redemption price per share†	n/a	$18.39	$55.55
Maximum offering price per share (5.75%)(1)	n/a	$19.51	$58.94

Class B
Net assets	n/a	$115,324	$236,767
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	6,227	5,317
Net asset value and redemption price per share†	n/a	$18.52	$44.53

Class C
Net assets	n/a	$27,386,507	$54,965,079
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,416,768	1,237,193
Net asset value and redemption price per share†	n/a	$19.33	$44.43

Class I
Net assets	$234,308,692	$869,944,322	$368,284,375
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	20,802,168	43,770,928	6,148,056
Net asset value and redemption price per share	$11.26	$19.87	$59.90

Class O
Net assets	n/a	$34,902,369	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	1,901,114	n/a
Net asset value and redemption price per share	n/a	$18.36	n/a

Class R
Net assets	n/a	$4,729,993	$3,380,497
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	258,313	61,842
Net asset value and redemption price per share	n/a	$18.31	$54.66

Class R6
Net assets	n/a	$45,850,185	$157,161,676
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	2,306,217	2,612,363
Net asset value and redemption price per share	n/a	$19.88	$60.16

Class W
Net assets	n/a	$64,340,658	$43,563,908
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	2,851,162	735,976
Net asset value and redemption price per share	n/a	$22.57	$59.19

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2016 (UNAUDITED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,953,419	$14,150,831	$7,480,940
Securities lending income, net	6,687	71,662	49,463
Total investment income	2,960,106	14,222,493	7,530,403

EXPENSES:
Investment management fees	1,584,237	3,465,341	5,566,557
Distribution and shareholder service fees:
Class A	115,463	522,756	374,304
Class B	1,414	10,809	6,515
Class C	158,618	356,504	561,605
Class O	—	30,858	63,081
Class R	2,021	12,654	6,252
Transfer agent fees:
Class A	74,055	353,014	265,046
Class B	317	1,827	1,158
Class C	35,606	60,201	99,411
Class I	219,317	73,835	403,963
Class O	—	20,839	44,663
Class R	907	4,274	2,199
Class R6	551	420	708
Class W	9,490	11,141	68,482
Shareholder reporting expense	21,241	44,835	53,028
Registration fees	46,300	45,250	54,703
Professional fees	14,168	28,952	30,004
Custody and accounting expense	29,829	63,536	67,937
Trustee fees	5,925	13,823	19,880
Miscellaneous expense	15,222	39,529	36,304
Interest expense	113	—	—
Total expenses	2,334,794	5,160,398	7,725,800
Net waived and reimbursed fees	(471,476)	(480,451)	(56,177)
Net expenses	1,863,318	4,679,947	7,669,623
Net investment income (loss)	1,096,788	9,542,546	(139,220)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	12,422,698	28,697,900	52,412,635
Futures	—	211,449	—
Net realized gain	12,422,698	28,909,349	52,412,635
Net change in unrealized appreciation (depreciation) on:
Investments	(3,623,215)	35,682,727	(21,723,424)
Foreign currency related transactions	—	(210)	—
Futures	—	203,733	—
Net change in unrealized appreciation (depreciation)	(3,623,215)	35,886,250	(21,723,424)
Net realized and unrealized gain	8,799,483	64,795,599	30,689,211
Increase in net assets resulting from operations	$9,896,271	$74,338,145	$30,549,991

* Foreign taxes withheld	$—	$185,052	$10,193

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2016 (UNAUDITED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,204,889	$17,789,766	$4,112,690
Interest	64	—	—
Securities lending income, net	25,175	—	288,646
Total investment income	2,230,128	17,789,766	4,401,336
EXPENSES:
Investment management fees	954,373	5,504,904	3,478,712
Distribution and shareholder service fees:
Class A	—	242,142	228,686
Class B	—	878	1,224
Class C	—	151,704	266,348
Class O	—	47,941	—
Class R	—	11,871	7,123
Transfer agent fees:
Class A	—	169,030	171,586
Class B	—	153	230
Class C	—	26,475	49,961
Class I	3,248	292,814	255,860
Class O	—	33,464	—
Class R	—	4,142	2,673
Class R6	—	3,682	1,496
Class W	—	62,860	38,592
Shareholder reporting expense	1,098	41,325	50,325
Registration fees	2,103	51,683	44,945
Professional fees	9,154	40,476	20,496
Custody and accounting expense	43,595	71,880	44,835
Trustee fees	3,569	20,587	11,362
Miscellaneous expense	5,301	40,593	27,235
Interest expense	163	—	—
Total expenses	1,022,604	6,818,604	4,701,689
Net waived and reimbursed fees	(24,300)	—	—
Brokerage commission recapture	(277)	(19,724)	—
Net expenses	998,027	6,798,880	4,701,689
Net investment income (loss)	1,232,101	10,990,886	(300,353)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,777,604	45,498,746	37,506,868
Foreign currency related transactions	547	—	—
Net realized gain	2,778,151	45,498,746	37,506,868
Net change in unrealized appreciation (depreciation) on:
Investments	17,342,137	(104,872,962)	36,294,626
Foreign currency related transactions	(1,618)	—	—
Net change in unrealized appreciation (depreciation)	17,340,519	(104,872,962)	36,294,626
Net realized and unrealized gain (loss)	20,118,670	(59,374,216)	73,801,494
Increase (decrease) in net assets resulting from operations	$21,350,771	$(48,383,330)	$73,501,141

* Foreign taxes withheld	$4,467	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Six Months Ended November 30, 2016	Year Ended May 31, 2016	Six Months Ended November 30, 2016	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income	$1,096,788	$806,455	$9,542,546	$21,402,818
Net realized gain (loss)	12,422,698	13,206,314	28,909,349	(32,733,242)
Net change in unrealized appreciation (depreciation)	(3,623,215)	(12,038,279)	35,886,250	(59,337,007)
Increase (decrease) in net assets resulting from operations	9,896,271	1,974,490	74,338,145	(70,667,431)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(4,259,964)	(7,833,055)
Class B	—	—	(13,564)	(32,871)
Class C	—	—	(453,665)	(805,950)
Class I	—	—	(2,449,725)	(4,617,590)
Class O	—	—	(252,031)	(459,131)
Class R	—	—	(45,996)	(77,766)
Class R6	—	—	(1,915,645)	(5,507,503)
Class W	—	—	(141,741)	(605,791)
Net realized gains:
Class A	—	(4,388,052)	—	(11,065,485)
Class B	—	(42,220)	—	(84,007)
Class C	—	(2,123,461)	—	(2,047,477)
Class I	—	(1,865,566)	—	(5,282,988)
Class O	—	—	—	(647,038)
Class R	—	(980)	—	(122,820)
Class R6	—	(189)	—	(6,475,200)
Class W	—	(332,535)	—	(824,162)
Total distributions	—	(8,753,003)	(9,532,331)	(46,488,834)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,841,016	65,682,143	35,778,265	242,938,144
Proceeds from shares issued in merger (Note 13)	—	299,970,382	—	—
Reinvestment of distributions	—	7,449,440	8,685,047	42,610,234
	41,841,016	373,101,965	44,463,312	285,548,378
Cost of shares redeemed	(51,473,266)	(96,014,387)	(127,882,564)	(473,632,568)
Net increase (decrease) in net assets resulting from capital share transactions	(9,632,250)	277,087,578	(83,419,252)	(188,084,190)
Net increase (decrease) in net assets	264,021	270,309,065	(18,613,438)	(305,240,455)

NET ASSETS:
Beginning of year or period	397,812,267	127,503,202	935,523,862	1,240,764,317
End of year or period	$398,076,288	$397,812,267	$916,910,424	$935,523,862
Undistributed net investment income at end of year or period	$1,799,363	$702,575	$2,396,015	$2,385,800

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Six Months Ended November 30, 2016	Year Ended May 31, 2016	Six Months Ended November 30, 2016	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$(139,220)	$(2,991,454)	$1,232,101	$3,307,848
Net realized gain	52,412,635	58,849,740	2,778,151	6,019,415
Net change in unrealized appreciation (depreciation)	(21,723,424)	(81,573,756)	17,340,519	(20,014,123)
Increase (decrease) in net assets resulting from operations	30,549,991	(25,715,470)	21,350,771	(10,686,860)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	—	(2,984,847)
Net realized gains:
Class A	—	(28,644,907)	—	—
Class B	—	(219,084)	—	—
Class C	—	(12,428,723)	—	—
Class I	—	(52,221,019)	—	(38,523,550)
Class O	—	(4,556,428)	—	—
Class R	—	(190,978)	—	—
Class R6	—	(8,148,982)	—	—
Class W	—	(5,981,591)	—	—
Total distributions	—	(112,391,712)	—	(41,508,397)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	152,950,450	312,675,410	13,665,896	112,182,806
Reinvestment of distributions	—	92,137,511	—	41,508,397
	152,950,450	404,812,921	13,665,896	153,691,203
Cost of shares redeemed	(175,273,992)	(437,082,770)	(38,434,690)	(78,904,452)
Net increase (decrease) in net assets resulting from capital share transactions	(22,323,542)	(32,269,849)	(24,768,794)	74,786,751
Net increase (decrease) in net assets	8,226,449	(170,377,031)	(3,418,023)	22,591,494

NET ASSETS:
Beginning of year or period	1,318,657,012	1,489,034,043	237,726,715	215,135,221
End of year or period	$1,326,883,461	$1,318,657,012	$234,308,692	$237,726,715
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$(1,359,905)	$(1,220,685)	$2,529,551	$1,297,450

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Six Months Ended November 30, 2016	Year Ended May 31, 2016	Six Months Ended November 30, 2016	Year Ended May 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$10,990,886	$24,944,785	$(300,353)	$(2,493,179)
Net realized gain	45,498,746	103,634,164	37,506,868	27,785,768
Net change in unrealized appreciation (depreciation)	(104,872,962)	(8,784,166)	36,294,626	(66,437,719)
Increase (decrease) in net assets resulting from operations	(48,383,330)	119,794,783	73,501,141	(41,145,130)

FROM DISTRIBUTIONS TO SHAREHOLDERS:	—	—	—	—
Net investment income:
Class A	(911,700)	(4,090,783)	—	—
Class B	(24)	(3,168)	—	—
Class C	(13,204)	(372,015)	—	—
Class I	(6,222,441)	(22,874,687)	—	—
Class O	(180,134)	(799,977)	—	—
Class R	(16,531)	(74,050)	—	—
Class R6	(272,790)	(390,695)	—	—
Class W	(342,880)	(1,402,228)	—	—
Net realized gains:
Class A	(1,681,639)	(11,381,240)	—	(14,237,128)
Class B	(1,623)	(17,248)	—	(31,297)
Class C	(248,955)	(1,680,948)	—	(5,194,450)
Class I	(7,951,065)	(53,814,727)	—	(24,666,320)
Class O	(331,591)	(2,167,747)	—	—
Class R	(41,422)	(199,975)	—	(242,380)
Class R6	(349,945)	(797,992)	—	(9,332,260)
Class W	(506,499)	(3,614,869)	—	(2,625,288)
Total distributions	(19,072,443)	(103,682,349)	—	(56,329,123)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	166,843,779	264,513,024	119,554,059	223,447,944
Reinvestment of distributions	13,350,006	69,302,049	—	50,824,911
	180,193,785	333,815,073	119,554,059	274,272,855
Cost of shares redeemed	(250,256,795)	(433,991,388)	(95,712,881)	(215,764,106)
Net increase (decrease) in net assets resulting from capital share transactions	(70,063,010)	(100,176,315)	23,841,178	58,508,749
Net increase (decrease) in net assets	(137,518,783)	(84,063,881)	97,342,319	(38,965,504)

NET ASSETS:
Beginning of year or period	1,355,522,899	1,439,586,780	718,149,106	757,114,610
End of year or period	$1,218,004,116	$1,355,522,899	$815,491,425	$718,149,106
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(1,782,153)	$(4,813,335)	$(1,258,873)	$(958,520)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund
Class A
11-30-16	31.07	0.06	•	0.70	0.76	—	—	—	—	—	31.83	2.45		1.44	1.14	1.14	0.35	63,651	37
05-31-16	33.18	0.02		0.15	0.17	—	2.28	—	2.28	—	31.07	0.68		1.44	1.19	1.19	0.06	67,414	70
05-31-15	32.60	(0.03)		4.45	4.42	—	3.84	—	3.84	—	33.18	14.46		1.49	1.30	1.30	(0.10)	66,272	64
05-31-14	29.04	(0.05)		5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95	(a)	1.51	1.33	1.33	(0.14)	70,295	133
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40		1.51	1.35	1.35	(0.09)	64,837	123
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15		1.67	1.35	1.35	0.02	48,045	151
Class B
11-30-16	27.28	(0.06	)•	0.62	0.56	—	—	—	—	—	27.84	2.05		2.09	1.89	1.89	(0.45)	224	37
05-31-16	29.62	(0.19	)•	0.13	(0.06)	—	2.28	—	2.28	—	27.28	(0.05)		2.09	1.90	1.90	(0.69)	308	70
05-31-15	29.67	(0.22	)•	4.01	3.79	—	3.84	—	3.84	—	29.62	13.73		2.14	1.95	1.95	(0.75)	785	64
05-31-14	26.74	(0.22	)•	4.94	4.72	—	1.80	—	1.80	0.01	29.67	18.21	(a)	2.16	1.98	1.98	(0.80)	1,276	133
05-31-13	22.17	(0.18	)•	4.75	4.57	—	—	—	—	—	26.74	20.61		2.16	2.00	2.00	(0.76)	1,697	123
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50		2.32	2.00	2.00	(0.66)	2,984	151
Class C
11-30-16	27.18	(0.06	)•	0.62	0.56	—	—	—	—	—	27.74	2.06		2.09	1.89	1.89	(0.40)	30,495	37
05-31-16	29.51	(0.18	)•	0.13	(0.05)	—	2.28	—	2.28	—	27.18	(0.02)		2.09	1.90	1.90	(0.64)	32,677	70
05-31-15	29.58	(0.21)		3.98	3.77	—	3.84	—	3.84	—	29.51	13.70		2.14	1.95	1.95	(0.75)	27,487	64
05-31-14	26.66	(0.21)		4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22	(a)	2.16	1.98	1.98	(0.79)	25,390	133
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63		2.16	2.00	2.00	(0.73)	20,721	123
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46		2.32	2.00	2.00	(0.63)	16,049	151
Class I
11-30-16	34.05	0.12	•	0.77	0.89	—	—	—	—	—	34.94	2.61		1.05	0.79	0.79	0.70	236,173	37
05-31-16	36.02	0.17	•	0.14	0.31	—	2.28	—	2.28	—	34.05	1.03		1.05	0.80	0.80	0.50	238,451	70
05-31-15	34.97	0.10		4.79	4.89	—	3.84	—	3.84	—	36.02	14.85		0.93	0.93	0.93	0.28	27,932	64
05-31-14	30.91	0.08		5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43	(a)	0.94	0.94	0.94	0.25	25,934	133
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84		1.01	1.00	1.00	0.29	27,896	123
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51		1.05	1.00	1.00	0.48	9,975	151
Class R
11-30-16	33.74	0.02	•	0.76	0.78	—	—	—	—	—	34.52	2.31		1.59	1.39	1.39	0.11	807	37
05-31-16	35.92	(0.04	)•	0.14	0.10	—	2.28	—	2.28	—	33.74	0.42		1.59	1.40	1.40	(0.12)	886	70
05-31-15	35.05	(0.11	)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29		1.64	1.45	1.45	(0.30)	15	64
05-30-14(4)–05-31-14	35.05	(0.00	)*•	0.00 *	0.00 *	—	—	—	—	—	35.05	0.00	(a)	1.66	1.45	1.45	(1.66)	—	133
Class R6
11-30-16	34.04	0.13	•	0.77	0.90	—	—	—	—	—	34.94	2.64		0.87	0.78	0.78	0.73	56,771	37
06-02-15(4)–05-31-16	36.12	0.18	•	0.02	0.20	—	2.28	—	2.28	—	34.04	0.72		0.86	0.78	0.78	0.54	50,467	70
Class W
11-30-16	33.28	0.11	•	0.74	0.85	—	—	—	—	—	34.13	2.55		1.09	0.89	0.89	0.62	9,954	37
05-31-16	35.28	0.12		0.16	0.28	—	2.28	—	2.28	—	33.28	0.96		1.09	0.90	0.90	0.36	7,607	70
05-31-15	34.33	0.09	•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83		1.14	0.95	0.95	0.26	5,012	64
05-31-14	30.39	0.06		5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37	(a)	1.16	0.98	0.98	0.20	2,187	133
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85		1.16	1.00	1.00	0.29	2,613	123
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49		1.32	1.00	1.00	0.30	1,188	151
Voya Large Cap Value Fund
Class A
11-30-16	11.07	0.11	•	0.82	0.93	0.12	—	—	0.12	—	11.88	8.43		1.22	1.10	1.10	1.98	425,137	38
05-31-16	12.20	0.21		(0.87)	(0.66)	0.19	0.28	—	0.47	—	11.07	(5.28)		1.20	1.10	1.10	1.85	418,279	116
05-31-15	12.81	0.18	•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62		1.20	1.15	1.15	1.41	523,033	80
05-31-14	12.19	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28		1.16	1.14	1.14	1.21	206,215	149
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02		1.15	1.14	1.14	1.55	57,211	123
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)		1.21	1.15	1.15	2.30	32,435	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class B
11-30-16	11.03	0.07	•	0.80	0.87	0.07	—	—	0.07	—	11.83	7.91	1.97	1.85	1.85	1.21	1,910	38
05-31-16	12.14	0.14		(0.87)	(0.73)	0.10	0.28	—	0.38	—	11.03	(5.92)	1.95	1.85	1.85	1.07	2,644	116
05-31-15	12.75	0.10		0.84	0.94	0.11	1.44	—	1.55	—	12.14	7.75	1.95	1.90	1.90	0.81	5,249	80
05-31-14	12.13	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.75	15.49	1.91	1.89	1.89	0.45	6,030	149
05-31-13	9.83	0.09	•	2.60	2.69	0.09	0.30	—	0.39	—	12.13	28.06	1.90	1.89	1.89	0.82	589	123
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)	1.96	1.90	1.90	1.58	567	84
Class C
11-30-16	11.04	0.07	•	0.80	0.87	0.07	—	—	0.07	—	11.84	7.93	1.97	1.85	1.85	1.23	68,668	38
05-31-16	12.16	0.13		(0.86)	(0.73)	0.11	0.28	—	0.39	—	11.04	(5.95)	1.95	1.85	1.85	1.10	75,562	116
05-31-15	12.77	0.10		0.83	0.93	0.10	1.44	—	1.54	—	12.16	7.72	1.95	1.90	1.90	0.79	98,547	80
05-31-14	12.15	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.77	15.50	1.91	1.89	1.89	0.45	95,789	149
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—	12.15	28.11	1.90	1.89	1.89	0.80	22,862	123
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—	9.85	(2.31)	1.96	1.90	1.90	1.55	12,095	84
Class I
11-30-16	11.86	0.14	•	0.86	1.00	0.13	—	—	0.13	—	12.73	8.54	0.87	0.76	0.76	2.31	216,841	38
05-31-16	13.03	0.26		(0.92)	(0.66)	0.23	0.28	—	0.51	—	11.86	(4.94)	0.86	0.76	0.76	2.19	227,528	116
05-31-15	13.58	0.25		0.91	1.16	0.27	1.44	—	1.71	—	13.03	9.00	0.83	0.79	0.79	1.87	268,092	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.76	0.81	0.79	0.79	1.55	219,822	149
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—	12.84	29.44	0.82	0.80	0.80	1.90	277,638	123
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—	10.38	(1.22)	0.87	0.80	0.80	2.69	177,157	84
Class O
11-30-16	11.06	0.11	•	0.81	0.92	0.12	—	—	0.12	—	11.86	8.34	1.22	1.10	1.10	1.98	25,021	38
05-31-16	12.18	0.21		(0.85)	(0.64)	0.20	0.28	—	0.48	—	11.06	(5.20)	1.20	1.10	1.10	1.85	24,812	116
05-31-15	12.80	0.16	•	0.88	1.04	0.22	1.44	—	1.66	—	12.18	8.56	1.20	1.15	1.15	1.32	30,169	80
05-31-14	12.18	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.80	16.32	1.16	1.14	1.14	1.20	6,780	149
01-28-13(4)–05-31-13	11.15	0.06	•	1.00	1.06	0.03	—	—	0.03	—	12.18	9.54	1.15	1.14	1.14	1.54	375	123
Class R
11-30-16	11.06	0.10	•	0.80	0.90	0.10	—	—	0.10	—	11.86	8.21	1.47	1.35	1.35	1.73	4,979	38
05-31-16	12.18	0.18		(0.85)	(0.67)	0.17	0.28	—	0.45	—	11.06	(5.43)	1.45	1.34	1.34	1.61	5,053	116
05-31-15	12.79	0.17		0.84	1.01	0.18	1.44	—	1.62	—	12.18	8.34	1.45	1.35	1.35	1.30	5,900	80
05-31-14	12.17	0.12	•	1.70	1.82	0.15	1.05	—	1.20	—	12.79	16.12	1.41	1.34	1.34	1.01	4,263	149
05-31-13	9.88	0.14		2.62	2.76	0.17	0.30	—	0.47	—	12.17	28.74	1.40	1.34	1.34	1.32	2,089	123
08-05-11(4)–05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—	9.88	11.22	1.46	1.39	1.39	2.02	87	84
Class R6
11-30-16	11.85	0.14	•	0.87	1.01	0.14	—	—	0.14	—	12.72	8.56	0.80	0.74	0.74	2.33	161,922	38
05-31-16	13.02	0.26		(0.91)	(0.65)	0.24	0.28	—	0.52	—	11.85	(4.92)	0.80	0.74	0.74	2.18	167,259	116
05-31-15	13.58	0.26		0.89	1.15	0.27	1.44	—	1.71	—	13.02	8.95	0.79	0.76	0.76	1.95	258,458	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.77	0.81	0.78	0.78	1.57	265,510	149
05-31-13(4)–05-31-13	12.84	0.00	*	0.00 *	0.00 *	—	—	—	—	—	12.84	0.00	0.79	0.78	0.78	1.92	3	123
Class W
11-30-16	11.83	0.13	•	0.87	1.00	0.13	—	—	0.13	—	12.70	8.52	0.97	0.85	0.85	2.22	12,434	38
05-31-16	12.99	0.24	•	(0.90)	(0.66)	0.22	0.28	—	0.50	—	11.83	(4.98)	0.95	0.85	0.85	2.03	14,386	116
05-31-15	13.54	0.24		0.89	1.13	0.24	1.44	—	1.68	—	12.99	8.82	0.95	0.90	0.90	1.79	51,315	80
05-31-14	12.81	0.19		1.79	1.98	0.20	1.05	—	1.25	—	13.54	16.62	0.91	0.89	0.89	1.46	46,143	149
05-31-13	10.36	0.19		2.76	2.95	0.20	0.30	—	0.50	—	12.81	29.32	0.90	0.89	0.89	1.79	35,301	123
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—	10.36	(1.29)	0.96	0.90	0.90	2.53	6,345	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund
Class A
11-30-16	21.59	(0.02	)•	0.51	0.49	—		—	—	—	—		22.08	2.27		1.30	1.30	1.30	(0.17)	291,040	46
05-31-16	24.05	(0.09)		(0.35)	(0.44)	—		2.02	—	2.02	—		21.59	(1.50)		1.34	1.33	1.33	(0.38)	302,850	88
05-31-15	23.89	(0.11)		3.34	3.23	—		3.07	—	3.07	—		24.05	14.56		1.33	1.32	1.32	(0.47)	367,273	102
05-31-14	22.89	(0.01)		3.26	3.25	—		2.25	—	2.25	—		23.89	14.50		1.34	1.32	1.32	(0.06)	429,055	92
05-31-13	19.35	(0.02)		4.11	4.09	—		0.55	—	0.55	—		22.89	21.54		1.33	1.33	1.33	(0.09)	395,343	81
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.35	(5.43	)(b)	1.37	1.35	1.35	(0.17)	292,698	89
Class B
11-30-16	17.59	(0.08	)•	0.41	0.33	—		—	—	—	—		17.92	1.88		2.05	2.05	2.05	(0.92)	991	46
05-31-16	20.13	(0.21	)•	(0.31)	(0.52)	—		2.02	—	2.02	—		17.59	(2.23)		2.09	2.08	2.08	(1.14)	1,669	88
05-31-15	20.61	(0.25	)•	2.84	2.59	—		3.07	—	3.07	—		20.13	13.71		2.08	2.07	2.07	(1.21)	3,113	102
05-31-14	20.17	(0.17	)•	2.86	2.69	—		2.25	—	2.25	—		20.61	13.63		2.09	2.07	2.07	(0.81)	4,272	92
05-31-13	17.24	(0.16	)•	3.64	3.48	—		0.55	—	0.55	—		20.17	20.63		2.08	2.08	2.08	(0.85)	5,515	81
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—		0.59	—	0.59	0.00	*	17.24	(6.14	)(b)	2.12	2.10	2.10	(0.93)	6,245	89
Class C
11-30-16	17.44	(0.08	)•	0.41	0.33	—		—	—	—	—		17.77	1.89		2.05	2.05	2.05	(0.92)	108,288	46
05-31-16	19.98	(0.20)		(0.32)	(0.52)	—		2.02	—	2.02	—		17.44	(2.25)		2.09	2.08	2.08	(1.13)	114,167	88
05-31-15	20.47	(0.25)		2.83	2.58	—		3.07	—	3.07	—		19.98	13.75		2.08	2.07	2.07	(1.22)	127,380	102
05-31-14	20.06	(0.16)		2.82	2.66	—		2.25	—	2.25	—		20.47	13.56		2.09	2.07	2.07	(0.80)	126,640	92
05-31-13	17.15	(0.15)		3.61	3.46	—		0.55	—	0.55	—		20.06	20.62		2.08	2.08	2.08	(0.85)	111,350	81
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—		0.59	—	0.59	0.00	*	17.15	(6.11	)(b)	2.12	2.10	2.10	(0.92)	87,941	89
Class I
11-30-16	24.03	0.02	•	0.57	0.59	—		—	—	—	—		24.62	2.46		1.00	0.98	0.98	0.15	664,918	46
05-31-16	26.43	(0.01)		(0.37)	(0.38)	—		2.02	—	2.02	—		24.03	(1.13)		1.02	0.98	0.98	(0.03)	653,080	88
05-31-15	25.92	(0.03)		3.64	3.61	0.03		3.07	—	3.10	—		26.43	14.92		1.01	0.98	0.98	(0.13)	721,691	102
05-31-14	24.58	0.07		3.52	3.59	—		2.25	—	2.25	—		25.92	14.90		0.96	0.94	0.94	0.33	719,371	92
05-31-13	20.65	0.06		4.42	4.48	—		0.55	—	0.55	—		24.58	22.08		0.97	0.91	0.91	0.34	496,950	81
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00	*	0.59	—	0.59	0.00	*	20.65	(5.01	)(b)	1.01	0.91	0.91	0.29	265,400	89
Class O
11-30-16	21.52	(0.02	)•	0.51	0.49	—		—	—	—	—		22.01	2.28		1.30	1.30	1.30	(0.17)	48,882	46
05-31-16	23.97	(0.08)		(0.35)	(0.43)	—		2.02	—	2.02	—		21.52	(1.47)		1.34	1.33	1.33	(0.38)	51,053	88
05-31-15	23.82	(0.11)		3.33	3.22	—		3.07	—	3.07	—		23.97	14.55		1.33	1.32	1.32	(0.48)	55,859	102
05-31-14	22.84	(0.01)		3.24	3.23	—		2.25	—	2.25	—		23.82	14.44		1.34	1.32	1.32	(0.05)	53,615	92
05-31-13	19.31	(0.02)		4.10	4.08	—		0.55	—	0.55	—		22.84	21.54		1.33	1.33	1.33	(0.09)	47,704	81
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.31	(5.44	)(b)	1.37	1.35	1.35	(0.17)	41,517	89
Class R
11-30-16	21.27	(0.04	)•	0.50	0.46	—		—	—	—	—		21.73	2.16		1.55	1.55	1.55	(0.40)	3,013	46
05-31-16	23.78	(0.14	)•	(0.35)	(0.49)	—		2.02	—	2.02	—		21.27	(1.75)		1.59	1.58	1.58	(0.63)	2,235	88
05-31-15	23.71	(0.18	)•	3.32	3.14	0.00	*	3.07	—	3.07	—		23.78	14.28		1.58	1.57	1.57	(0.74)	2,329	102
05-31-14	22.79	(0.05	)•	3.22	3.17	—		2.25	—	2.25	—		23.71	14.19		1.59	1.57	1.57	(0.22)	1,770	92
05-31-13	19.31	(0.08	)•	4.11	4.03	—		0.55	—	0.55	—		22.79	21.27		1.58	1.58	1.58	(0.35)	654	81
08-05-11(4)–05-31-12	17.95	(0.07	)•	2.02	1.95	—		0.59	—	0.59	0.00	*	19.31	11.15	(b)	1.62	1.60	1.60	(0.45)	14	89
Class R6
11-30-16	24.10	0.03	•	0.58	0.61	—		—	—	—	—		24.71	2.53		0.88	0.88	0.88	0.25	132,906	46
05-31-16	26.48	0.02		(0.38)	(0.36)	—		2.02	—	2.02	—		24.10	(1.05)		0.89	0.88	0.88	0.07	117,985	88
05-31-15	25.94	(0.04	)•	3.69	3.65	0.04		3.07	—	3.11	—		26.48	15.06		0.90	0.88	0.88	(0.14)	114,033	102
05-31-14	24.58	0.10	•	3.51	3.61	—		2.25	—	2.25	—		25.94	14.98		0.90	0.88	0.88	0.40	24,448	92
05-31-13(4)–05-31-13	24.58	0.00	*	0.00 *	0.00 *	—		—	—	—	—		24.58	0.00		0.88	0.88	0.88	0.37	3	81

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class W
11-30-16	23.76	0.01		0.56	0.57	—		—	—	—	—	24.33	2.40		1.05	1.05	1.05	0.08	76,847	46
05-31-16	26.18	(0.04)		(0.36)	(0.40)	—		2.02	—	2.02	—	23.76	(1.22)		1.09	1.08	1.08	(0.13)	75,617	88
05-31-15	25.71	(0.06)		3.62	3.56	0.02		3.07	—	3.09	—	26.18	14.81		1.08	1.07	1.07	(0.22)	97,355	102
05-31-14	24.42	0.06		3.48	3.54	—		2.25	—	2.25	—	25.71	14.78		1.09	1.07	1.07	0.23	106,496	92
05-31-13	20.56	0.03		4.38	4.41	—		0.55	—	0.55	—	24.42	21.83		1.08	1.08	1.08	0.16	97,680	81
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00	*	0.59	—	0.59	0.00 *	20.56	(5.20	)(b)	1.12	1.10	1.10	0.08	55,387	89
Voya Multi-Manager Mid Cap Value Fund
Class I
11-30-16	10.31	0.05	•	0.90	0.95	—		—	—	—	—	11.26	9.21		0.86	0.84	0.84	1.03	234,309	10
05-31-16	13.05	0.16	•	(0.81)	(0.65)	0.15		1.94	—	2.09	—	10.31	(4.30)		0.86	0.84	0.84	1.42	237,727	39
05-31-15	14.64	0.14	•	0.98	1.12	0.17		2.54	—	2.71	—	13.05	9.00		0.85	0.83	0.83	1.03	215,135	61
05-31-14	14.14	0.10		3.01	3.11	0.08		2.53	—	2.61	—	14.64	24.03		0.87	0.87	0.86	0.66	331,340	141
05-31-13	12.30	0.12		3.40	3.52	0.12		1.56	—	1.68	—	14.14	30.87		0.87	0.88	0.86	0.87	293,575	111
10-03-11(4)–05-31-12	10.00	0.06		2.52	2.58	0.03		0.25	—	0.28	—	12.30	26.07		0.92	0.90	0.87	0.84	227,880	88
Voya Real Estate Fund
Class A
11-30-16	19.40	0.13	•	(0.88)	(0.75)	0.09		0.17	—	0.26	—	18.39	(3.94)		1.26	1.26	1.26	1.33	170,735	25
05-31-16	19.25	0.34		1.36	1.70	0.41		1.14	—	1.55	—	19.40	9.24		1.29	1.29	1.29	1.75	188,970	37
05-31-15	18.65	0.22		1.52	1.74	0.26		0.87	0.01	1.14	—	19.25	9.36		1.28	1.28	1.28	1.14	225,232	38
05-31-14	17.23	0.18		1.61	1.79	0.37		—	—	0.37	—	18.65	10.65		1.29	1.29	1.29	1.03	266,445	45
05-31-13	15.45	0.16	•	1.95	2.11	0.33		—	—	0.33	—	17.23	13.78		1.22	1.22	1.22	0.99	214,477	40
05-31-12	15.23	0.14		0.39	0.53	0.31		—	—	0.31	—	15.45	3.66		1.20	1.20	1.20	0.88	177,041	36
Class B
11-30-16	19.53	0.06	•	(0.90)	(0.84)	0.00	*	0.17	—	0.17	—	18.52	(4.35)		2.01	2.01	2.01	0.60	115	25
05-31-16	19.35	0.18	•	1.39	1.57	0.25		1.14	—	1.39	—	19.53	8.45		2.04	2.04	2.04	0.95	235	37
05-31-15	18.72	0.07		1.53	1.60	0.09		0.87	0.01	0.97	—	19.35	8.51		2.03	2.03	2.03	0.42	478	38
05-31-14	17.30	0.05	•	1.62	1.67	0.25		—	—	0.25	—	18.72	9.79		2.04	2.04	2.04	0.30	684	45
05-31-13	15.51	0.04	•	1.95	1.99	0.20		—	—	0.20	—	17.30	12.92		1.97	1.97	1.97	0.25	934	40
05-31-12	15.28	0.02	•	0.40	0.42	0.19		—	—	0.19	—	15.51	2.87		1.95	1.95	1.95	0.11	1,007	36
Class C
11-30-16	20.38	0.06	•	(0.93)	(0.87)	0.01		0.17	—	0.18	—	19.33	(4.33)		2.01	2.01	2.01	0.57	27,387	25
05-31-16	20.14	0.18		1.46	1.64	0.26		1.14	—	1.40	—	20.38	8.44		2.04	2.04	2.04	0.89	29,550	37
05-31-15	19.54	0.06		1.53	1.59	0.11		0.87	0.01	0.99	—	20.14	8.13		2.03	2.03	2.03	0.25	31,612	38
05-31-14	18.03	0.04		1.70	1.74	0.23		—	—	0.23	—	19.54	9.81		2.04	2.04	2.04	0.27	27,095	45
05-31-13	16.16	0.04	•	2.04	2.08	0.21		—	—	0.21	—	18.03	12.92		1.97	1.97	1.97	0.24	25,680	40
05-31-12	15.92	0.02	•	0.41	0.43	0.19		—	—	0.19	—	16.16	2.85		1.95	1.95	1.95	0.14	17,615	36
Class I
11-30-16	20.95	0.18	•	(0.96)	(0.78)	0.13		0.17	—	0.30	—	19.87	(3.81)		0.90	0.90	0.90	1.68	869,944	25
05-31-16	20.67	0.41		1.49	1.90	0.48		1.14	—	1.62	—	20.95	9.64		0.90	0.90	0.90	1.97	1,003,433	37
05-31-15	20.06	0.28		1.54	1.82	0.33		0.87	0.01	1.21	—	20.67	9.12		0.91	0.91	0.91	1.30	1,046,021	38
05-31-14	18.50	0.26	•	1.73	1.99	0.43		—	—	0.43	—	20.06	11.04		0.91	0.91	0.91	1.41	862,733	45
05-31-13	16.56	0.24	•	2.09	2.33	0.39		—	—	0.39	—	18.50	14.19		0.89	0.89	0.89	1.32	809,016	40
05-31-12	16.31	0.20		0.40	0.60	0.35		—	—	0.35	—	16.56	3.89		0.90	0.90	0.90	1.17	654,590	36
Class O
11-30-16	19.37	0.13	•	(0.88)	(0.75)	0.09		0.17	—	0.26	—	18.36	(3.95)		1.26	1.26	1.26	1.32	34,902	25
05-31-16	19.22	0.34		1.36	1.70	0.41		1.14	—	1.55	—	19.37	9.26		1.29	1.29	1.29	1.78	37,850	37
05-31-15	18.63	0.23		1.51	1.74	0.27		0.87	0.01	1.15	—	19.22	9.34		1.28	1.28	1.28	1.15	37,484	38
05-31-14	17.21	0.17	•	1.61	1.78	0.36		—	—	0.36	—	18.63	10.62		1.29	1.29	1.29	1.03	37,173	45
05-31-13	15.43	0.16		1.95	2.11	0.33		—	—	0.33	—	17.21	13.80		1.22	1.22	1.22	0.99	36,794	40
05-31-12	15.21	0.12		0.40	0.52	0.30		—	—	0.30	—	15.43	3.65		1.20	1.20	1.20	0.88	34,055	36

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Real Estate Fund (continued)
Class R
11-30-16	19.33	0.11	•	(0.89)	(0.78)	0.07	0.17	—	0.24	—	18.31	(4.11)		1.51	1.51	1.51	1.10	4,730	25
05-31-16	19.19	0.30	•	1.35	1.65	0.37	1.14	—	1.51	—	19.33	9.00		1.54	1.54	1.54	1.59	4,353	37
05-31-15	18.59	0.17	•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13		1.53	1.53	1.53	0.84	2,801	38
05-31-14	17.19	0.14	•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40		1.54	1.54	1.54	0.82	1,408	45
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51		1.47	1.47	1.47	0.64	719	40
08-05-11(4)–05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61		1.45	1.45	1.45	0.09	104	36
Class R6
11-30-16	20.96	0.21	•	(0.98)	(0.77)	0.14	0.17	—	0.31	—	19.88	(3.79)		0.86	0.86	0.86	1.96	45,850	25
05-31-16	20.67	0.42		1.51	1.93	0.50	1.14	—	1.64	—	20.96	9.76		0.85	0.85	0.85	2.05	20,345	37
07-03-14(4)–05-31-15	20.11	0.17	•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21		0.88	0.86	0.86	0.86	13,575	38
Class W
11-30-16	23.75	0.19	•	(1.08)	(0.89)	0.12	0.17	—	0.29	—	22.57	(3.85)		1.01	1.01	1.01	1.57	64,341	25
05-31-16	23.22	0.36		1.76	2.12	0.45	1.14	—	1.59	—	23.75	9.53		1.04	1.04	1.04	1.53	70,787	37
05-31-15	22.60	0.21	•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96		1.03	1.03	1.03	0.90	82,384	38
05-31-14	20.79	0.26	•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91		1.04	1.04	1.04	1.29	165,769	45
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11		0.97	0.97	0.97	1.22	175,318	40
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87		0.95	0.95	0.95	1.13	99,962	36
Voya SmallCap Opportunities Fund
Class A
11-30-16	50.48	(0.07	)•	5.14	5.07	—	—	—	—	—	55.55	10.04		1.41	1.41	1.41	(0.25)	187,899	40
05-31-16	58.19	(0.26	)•	(2.99)	(3.25)	—	4.46	—	4.46	—	50.48	(5.46)		1.41	1.41	1.41	(0.51)	179,716	65
05-31-15	54.80	(0.33	)•	7.81	7.48	—	4.09	—	4.09	—	58.19	14.24		1.40	1.40	1.40	(0.59)	173,844	35
05-31-14	50.19	(0.36	)•	8.05	7.69	—	3.08	—	3.08	—	54.80	15.36		1.41	1.41	1.41	(0.66)	150,897	31
05-31-13	40.08	(0.24)		11.07	10.83	—	0.72	—	0.72	—	50.19	27.36		1.53	1.50	1.50	(0.57)	90,931	45
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20	)(c)	1.60	1.50	1.50	(0.79)	65,652	72
Class B
11-30-16	40.62	(0.22	)•	4.13	3.91	—	—	—	—	—	44.53	9.63		2.16	2.16	2.16	(1.01)	237	40
05-31-16	48.11	(0.55	)•	(2.48)	(3.03)	—	4.46	—	4.46	—	40.62	(6.17)		2.16	2.16	2.16	(1.27)	254	65
05-31-15	46.32	(0.63	)•	6.51	5.88	—	4.09	—	4.09	—	48.11	13.35		2.15	2.15	2.15	(1.33)	446	35
05-31-14	43.15	(0.67	)•	6.92	6.25	—	3.08	—	3.08	—	46.32	14.50		2.16	2.16	2.16	(1.42)	820	31
05-31-13	34.81	(0.50	)•	9.56	9.06	—	0.72	—	0.72	—	43.15	26.41		2.28	2.25	2.25	(1.30)	1,121	45
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92	)(c)	2.35	2.25	2.25	(1.54)	1,420	72
Class C
11-30-16	40.53	(0.21	)•	4.11	3.90	—	—	—	—	—	44.43	9.62		2.16	2.16	2.16	(1.00)	54,965	40
05-31-16	48.01	(0.53	)•	(2.49)	(3.02)	—	4.46	—	4.46	—	40.53	(6.17)		2.16	2.16	2.16	(1.26)	51,644	65
05-31-15	46.22	(0.63	)•	6.51	5.88	—	4.09	—	4.09	—	48.01	13.38		2.15	2.15	2.15	(1.34)	51,696	35
05-31-14	43.06	(0.66	)•	6.90	6.24	—	3.08	—	3.08	—	46.22	14.51		2.16	2.16	2.16	(1.40)	43,118	31
05-31-13	34.74	(0.51	)•	9.55	9.04	—	0.72	—	0.72	—	43.06	26.41		2.28	2.25	2.25	(1.32)	26,925	45
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.74	(5.93	)(c)	2.35	2.25	2.25	(1.54)	21,337	72
Class I
11-30-16	54.36	0.02		5.52	5.54	—	—	—	—	—	59.90	10.19		1.12	1.12	1.12	0.04	368,284	40
05-31-16	62.12	(0.13)		(3.17)	(3.30)	—	4.46	—	4.46	—	54.36	(5.19)		1.13	1.13	1.13	(0.23)	318,466	65
05-31-15	58.07	(0.17	)•	8.31	8.14	—	4.09	—	4.09	—	62.12	14.58		1.10	1.10	1.10	(0.29)	364,320	35
05-31-14	52.86	(0.20	)•	8.49	8.29	—	3.08	—	3.08	—	58.07	15.72		1.17	1.10	1.10	(0.34)	300,880	31
05-31-13	42.02	(0.06)		11.62	11.56	—	0.72	—	0.72	—	52.86	27.84		1.30	1.10	1.10	(0.17)	156,543	45
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08	42.02	(4.82	)(c)	1.32	1.10	1.10	(0.40)	83,733	72

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class R
11-30-16	49.74	(0.13	)•	5.05	4.92	—	—	—	—	—	54.66	9.89		1.66	1.66	1.66	(0.49)	3,380	40
05-31-16	57.54	(0.39	)•	(2.95)	(3.34)	—	4.46	—	4.46	—	49.74	(5.69)		1.66	1.66	1.66	(0.76)	2,879	65
05-31-15	54.36	(0.47	)•	7.74	7.27	—	4.09	—	4.09	—	57.54	13.96		1.65	1.65	1.65	(0.85)	2,682	35
05-31-14	49.93	(0.48	)•	7.99	7.51	—	3.08	—	3.08	—	54.36	15.07		1.66	1.66	1.66	(0.87)	908	31
05-31-13	39.97	(0.30	)•	10.98	10.68	—	0.72	—	0.72	—	49.93	27.06		1.78	1.75	1.75	(0.65)	137	45
08-05-11(4)–05-31-12	35.38	(0.33	)•	4.84	4.51	—	—	—	—	0.08	39.97	12.97	(c)	1.85	1.75	1.75	(1.03)	3	72
Class R6
11-30-16	54.55	0.05	•	5.56	5.61	—	—	—	—	—	60.16	10.28		0.97	0.97	0.97	0.19	157,162	40
05-31-16	62.24	(0.04	)•	(3.19)	(3.23)	—	4.46	—	4.46	—	54.55	(5.06)		0.98	0.98	0.98	(0.08)	126,482	65
05-31-15	58.11	(0.12	)•	8.34	8.22	—	4.09	—	4.09	—	62.24	14.72		0.98	0.98	0.98	(0.20)	114,541	35
05-31-14	52.86	(0.16	)•	8.49	8.33	—	3.08	—	3.08	—	58.11	15.80		1.02	1.02	1.02	(0.28)	14,096	31
05-31-13(4)–05-31-13	52.86	0.00	*	0.00 *	0.00 *	—	—	—	—	—	52.86	0.00		1.08	1.05	1.05	(0.12)	3	45
Class W
11-30-16	53.72	0.00	*	5.47	5.47	—	—	—	—	—	59.19	10.18		1.16	1.16	1.16	0.00 *	43,564	40
05-31-16	61.47	(0.16)		(3.13)	(3.29)	—	4.46	—	4.46	—	53.72	(5.22)		1.16	1.16	1.16	(0.26)	38,707	65
05-31-15	57.53	(0.20	)•	8.23	8.03	—	4.09	—	4.09	—	61.47	14.53		1.15	1.15	1.15	(0.34)	49,586	35
05-31-14	52.42	(0.23	)•	8.42	8.19	—	3.08	—	3.08	—	57.53	15.67		1.16	1.16	1.16	(0.40)	33,331	31
05-31-13	41.73	(0.10	)•	11.51	11.41	—	0.72	—	0.72	—	52.42	27.67		1.28	1.25	1.25	(0.22)	14,910	45
05-31-12	43.91	(0.22	)•	(2.04)	(2.26)	—	—	—	—	0.08	41.73	(4.96	)(c)	1.35	1.25	1.25	(0.53)	3,738	72

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended May 31, 2014, total return for Large-Cap Growth Fund would have been 18.91%, 18.17%, 18.18%, 19.39% and 19.33% on Classes A, B, C, I and W, respectively.
(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.
(c)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of six separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), and Voya SmallCap Opportunities Fund (“SmallCap Opportunities”). Each Fund is a diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the period ended November 30, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

2.	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.

E.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2016, Large Cap Value purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended November 30, 2016 Large Cap Value had an average notional value on futures contracts purchased of $4,024,861. Please refer to the table following the Summary Portfolio of Investments for open futures contracts for Large Cap Value at November 30, 2016.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Large-Cap Growth	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value
SmallCap Opportunities

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large-Cap Growth	$145,379,882	$155,085,665
Large Cap Value	346,835,296	427,527,628
MidCap Opportunities	601,087,938	632,139,849
Multi-Manager Mid Cap Value	23,528,036	45,705,513
Real Estate	341,046,138	395,781,937
SmallCap Opportunities	309,351,200	293,549,398

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.80% on first $500 million; 0.775% on next $500 million; and 0.75% thereafter
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $1 billion; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% thereafter
Multi-Manager Mid Cap Value	0.80% on all assets
Real Estate	0.80% on all assets
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; and 0.85% thereafter

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Mid Cap Value. The waiver was effective in connection with a sub-advisory fee reduction that occurred on February 10, 2014. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. Termination or modification of this obligation requires approval by the Board. For the period ended November 30, 2016, the Investment Adviser waived $24,300 in management fees for Multi-Manager Mid Cap Value.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):

Fund	Sub-Adviser
Large-Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Wellington Management Company LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the
“12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Funds, with the exception of Class I, Class R6, and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A		Class B and Class C	Class O	Class R
Large-Cap Growth	0.35	%(1)	1.00%	N/A	0.50%
Large Cap Value	0.25%		1.00%	0.25%	0.50	%(2)
MidCap Opportunities	0.25%		1.00%	0.25%	0.50%
Real Estate	0.25%		1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%		1.00%	N/A	0.50%

(1)	The Distributor has agreed to waive 0.10% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

(2)	The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2016, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$5,723	$—
Large Cap Value	4,103	—
MidCap Opportunities	11,215	—

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Real Estate	$5,915	$—
SmallCap Opportunities	1,451	—

Contingent Deferred Sales Charges:
Large-Cap Growth	$9,567	$7,652
Large Cap Value	—	254
MidCap Opportunities	1,419	1,327
Real Estate	6	708
SmallCap Opportunities	6,297	—

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	Large-Cap Growth	11.55%
Voya Institutional Trust Company	Real Estate	7.36
Voya Retirement Insurance and Annuity Company	Real Estate	5.59
Voya Solution 2025 Portfolio	Multi-Manager
	Mid Cap Value	13.75
Voya Solution 2035 Portfolio	Multi-Manager
	Mid Cap Value	13.08
Voya Solution 2045 Portfolio	Multi-Manager
	Mid Cap Value	14.76
Voya Solution Moderately	Multi-Manager
Aggressive Portfolio	Mid Cap Value	20.62

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Real Estate	1.35%	2.10%	2.10%	1.00%	1.35%	1.60%	0.86%	1.10%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.15%	N/A	1.75%	1.05%	1.25%

Pursuant to side letter agreements, through October 1, 2017, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth	1.14%	1.89%	1.89%	0.79%	N/A	1.39%	0.78%	0.89%
Large Cap Value	1.10%	1.85%	1.85%	0.76%	1.10%	1.35%	0.74%	0.85%
MidCap Opportunities(1)	1.31%	2.06%	2.06%	0.98%	1.31%	1.56%	0.88%	1.06%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2017	2018	2019	Total
Large-Cap Growth	$—	$31,959	$371,762	$403,721
Large Cap Value	211,954	464,454	555,185	1,231,593
MidCap Opportunities	276,592	32,508	508	309,608

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2016, are as follows:

	November 30,
	2017	2018	2019	Total
Large-Cap Growth
Class A	$123,697	$131,307	$44,860	$299,864
Class B	2,290	1,377	157	3,824
Class C	45,311	54,964	22,818	123,093
Class I	—	—	484,459	484,459
Class R	—	278	941	1,219
Class W	4,299	10,989	6,378	21,666
Large Cap Value
Class A	—	143,380	227,479	370,859
Class B	—	1,442	1,398	2,840
Class C	—	29,474	40,009	69,483
Class I	10,914	78,721	103,412	193,047
Class O	—	8,114	13,397	21,511
Class R	—	34	211	245
Class R6	5,045	254	—	5,299
Class W	—	14,788	9,252	24,040
MidCap Opportunities
Class I	11,773	205,526	19,119	236,418
Class R6	1,582	3,114	316	5,012
SmallCap Opportunities
Class I	16,037	—	—	16,037

The expense limitation agreements are contractual through October 1, 2017 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended November 30, 2016:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large Cap Growth	1	$2,505,000	1.41%
Multi-Manager Mid Cap Value	5	848,800	1.40

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
11/30/2016	92,527	—	—	(262,461)	(169,934)	2,917,545	—	—	(8,264,103)	(5,346,558)
5/31/2016	281,165	259,645	127,998	(496,085)	172,723	8,638,860	7,999,327	3,892,421	(15,065,564)	5,465,044
Class B
11/30/2016	979	—	—	(4,237)	(3,258)	26,257	—	—	(117,383)	(91,126)
5/31/2016	348	—	1,558	(17,097)	(15,191)	9,360	—	41,779	(475,236)	(424,097)
Class C
11/30/2016	43,656	—	—	(146,546)	(102,890)	1,208,152	—	—	(4,051,180)	(2,843,028)
5/31/2016	164,003	212,840	61,574	(167,484)	270,933	4,461,275	5,762,459	1,645,263	(4,548,881)	7,320,116
Class I
11/30/2016	653,950	—	—	(897,984)	(244,034)	22,760,889	—	—	(31,087,137)	(8,326,248)
5/31/2016	1,257,005	6,330,365	46,204	(1,405,718)	6,227,856	41,908,334	213,298,461	1,536,272	(46,359,394)	210,383,673
Class R
11/30/2016	6,477	—	—	(9,377)	(2,900)	223,631	—	—	(318,109)	(94,478)
5/31/2016	6,547	39,964	29	(20,695)	25,845	212,433	1,339,404	980	(627,332)	925,485
Class R6
11/30/2016	323,582	—	—	(181,085)	142,497	11,150,766	—	—	(6,232,554)	4,918,212
6/2/2015(1)-5/31/2016	141,710	2,055,858	6	(715,149)	1,482,425	4,585,989	69,257,857	190	(23,702,977)	50,141,059
Class W
11/30/2016	104,605	—	—	(41,571)	63,034	3,553,776	—	—	(1,402,800)	2,150,976
5/31/2016	174,782	70,185	10,226	(168,653)	86,540	5,865,892	2,312,874	332,535	(5,235,003)	3,276,298
Large Cap Value
Class A
11/30/2016	505,160	—	346,756	(2,827,755)	(1,975,839)	5,703,152	—	3,888,199	(32,084,626)	(22,493,275)
5/31/2016	1,179,095	—	1,582,202	(7,869,089)	(5,107,792)	13,095,451	—	17,339,296	(87,226,488)	(56,791,741)
Class B
11/30/2016	690	—	1,185	(80,184)	(78,309)	8,025	—	13,254	(897,486)	(876,207)
5/31/2016	186	—	10,397	(203,156)	(192,573)	2,035	—	113,369	(2,290,223)	(2,174,819)
Class C
11/30/2016	60,441	—	34,231	(1,140,168)	(1,045,496)	685,306	—	383,331	(12,870,270)	(11,801,633)
5/31/2016	238,104	—	217,628	(1,716,305)	(1,260,573)	2,634,025	—	2,373,794	(18,994,485)	(13,986,666)
Class I
11/30/2016	1,062,251	—	191,784	(3,403,883)	(2,149,848)	12,917,513	—	2,303,583	(41,673,262)	(26,452,166)
5/31/2016	8,958,682	—	783,824	(11,141,747)	(1,399,241)	103,991,568	—	9,199,456	(130,807,151)	(17,616,127)
Class O
11/30/2016	54,278	—	336	(188,606)	(133,992)	611,763	—	3,764	(2,136,636)	(1,521,109)
5/31/2016	197,654	—	1,400	(431,938)	(232,884)	2,171,820	—	15,319	(4,806,527)	(2,619,388)
Class R
11/30/2016	45,534	—	3,203	(85,859)	(37,122)	514,090	—	35,880	(973,573)	(423,603)
5/31/2016	69,796	—	14,376	(111,561)	(27,389)	740,190	—	157,214	(1,263,806)	(366,402)
Class R6
11/30/2016	1,199,846	—	159,582	(2,743,481)	(1,384,053)	14,569,945	—	1,915,645	(33,457,783)	(16,972,193)
5/31/2016	9,619,421	—	1,023,374	(16,382,121)	(5,739,326)	117,264,455	—	11,982,703	(192,715,126)	(63,467,968)
Class W
11/30/2016	63,335	—	11,802	(311,885)	(236,748)	768,471	—	141,391	(3,788,928)	(2,879,066)
5/31/2016	253,479	—	121,643	(3,108,424)	(2,733,302)	3,038,600	—	1,429,083	(35,528,762)	(31,061,079)
MidCap Opportunities
Class A
11/30/2016	884,709	—	—	(1,732,155)	(847,446)	19,335,444	—	—	(37,964,590)	(18,629,146)
5/31/2016	2,004,392	—	1,144,075	(4,395,978)	(1,247,511)	43,593,789	—	23,751,006	(95,173,414)	(27,828,619)
Class B
11/30/2016	17	—	—	(39,597)	(39,580)	302	—	—	(699,141)	(698,839)
5/31/2016	1,955	—	10,759	(72,462)	(59,748)	33,478	—	182,578	(1,338,705)	(1,122,649)
Class C
11/30/2016	244,844	—	—	(697,352)	(452,508)	4,335,913	—	—	(12,274,128)	(7,938,215)
5/31/2016	818,066	—	552,038	(1,199,706)	170,398	14,525,171	—	9,290,811	(21,289,493)	2,526,489
Class I
11/30/2016	3,687,875	—	—	(3,855,310)	(167,435)	90,221,249	—	—	(94,094,159)	(3,872,910)
5/31/2016	7,796,464	—	1,928,752	(9,853,892)	(128,676)	184,124,024	—	44,496,302	(234,986,213)	(6,365,887)
Class O
11/30/2016	32,010	—	—	(183,516)	(151,506)	698,769	—	—	(4,009,655)	(3,310,886)
5/31/2016	312,694	—	7,113	(277,467)	42,340	6,537,175	—	147,175	(5,996,817)	687,533

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class R
11/30/2016	41,015	—	—	(7,454)	33,561	887,320	—	—	(159,990)	727,330
5/31/2016	17,727	—	7,160	(17,761)	7,126	371,140	—	146,626	(376,434)	141,332
Class R6
11/30/2016	1,131,128	—	—	(646,391)	484,737	27,767,255	—	—	(15,815,625)	11,951,630
5/31/2016	1,722,230	—	352,312	(1,486,222)	588,320	40,619,717	—	8,148,982	(36,129,780)	12,638,919
Class W
11/30/2016	401,899	—	—	(426,168)	(24,269)	9,704,198	—	—	(10,256,704)	(552,506)
5/31/2016	955,742	—	261,904	(1,753,461)	(535,815)	22,870,916	—	5,974,031	(41,791,914)	(12,946,967)

Multi-Manager Mid Cap Value

Class I
11/30/2016	1,308,178	—	—	(3,555,885)	(2,247,707)	13,665,896	—	—	(38,434,690)	(24,768,794)
5/31/2016	9,830,262	—	4,188,536	(7,454,553)	6,564,245	112,182,806	—	41,508,397	(78,904,452)	74,786,751

Real Estate

Class A
11/30/2016	1,238,602	—	111,425	(1,803,540)	(453,513)	24,860,388	—	2,232,900	(35,240,331)	(8,147,043)
5/31/2016	2,074,481	—	703,420	(4,740,337)	(1,962,436)	39,307,592	—	13,353,703	(89,607,829)	(36,946,534)
Class B
11/30/2016	19	—	71	(5,905)	(5,815)	394	—	1,438	(117,820)	(115,988)
5/31/2016	36	—	955	(13,640)	(12,649)	691	—	18,228	(259,792)	(240,873)
Class C
11/30/2016	99,437	—	9,839	(142,489)	(33,213)	2,128,856	—	207,206	(2,966,144)	(630,082)
5/31/2016	196,016	—	81,584	(397,212)	(119,612)	3,925,953	—	1,624,108	(7,844,204)	(2,294,143)
Class I
11/30/2016	4,503,702	—	446,230	(9,068,260)	(4,118,328)	97,295,435	—	9,666,605	(194,031,558)	(87,069,518)
5/31/2016	9,593,856	—	2,419,418	(14,739,729)	(2,726,455)	195,149,176	—	49,413,611	(300,106,445)	(55,543,658)
Class O
11/30/2016	62,336	—	595	(115,507)	(52,576)	1,236,748	—	11,918	(2,293,691)	(1,045,025)
5/31/2016	241,970	—	3,885	(242,104)	3,751	4,571,538	—	73,702	(4,569,021)	76,219
Class R
11/30/2016	74,985	—	1,746	(43,642)	33,089	1,487,354	—	34,843	(858,856)	663,341
5/31/2016	130,467	—	9,586	(60,795)	79,258	2,455,036	—	181,579	(1,152,385)	1,484,230
Class R6
11/30/2016	1,510,269	—	28,858	(203,680)	1,335,447	32,927,055	—	622,735	(4,233,134)	29,316,656
5/31/2016	467,889	—	58,137	(211,938)	314,088	9,516,664	—	1,188,687	(4,354,968)	6,350,383
Class W
11/30/2016	282,414	—	23,278	(435,491)	(129,799)	6,907,549	—	572,361	(10,515,261)	(3,035,351)
5/31/2016	421,172	—	149,933	(1,137,713)	(566,608)	9,586,374	—	3,448,431	(26,096,744)	(13,061,939)
SmallCap Opportunities
Class A
11/30/2016	252,378	—	—	(429,871)	(177,493)	13,294,051	—	—	(22,411,765)	(9,117,714)
5/31/2016	1,119,361	—	247,472	(794,142)	572,691	58,545,503	—	12,296,883	(41,329,100)	29,513,286
Class B
11/30/2016	7	—	—	(955)	(948)	313	—	—	(39,865)	(39,552)
5/31/2016	69	—	678	(3,755)	(3,008)	2,782	—	27,206	(164,541)	(134,553)
Class C
11/30/2016	65,713	—	—	(102,870)	(37,157)	2,787,500	—	—	(4,340,273)	(1,552,773)
5/31/2016	242,870	—	104,474	(149,663)	197,681	10,652,726	—	4,182,101	(6,219,553)	8,615,274
Class I
11/30/2016	1,115,161	—	—	(825,628)	289,533	63,309,006	—	—	(46,492,220)	16,816,786
5/31/2016	1,602,737	—	415,356	(2,024,035)	(5,942)	89,224,465	—	22,196,613	(114,353,970)	(2,932,892)
Class R
11/30/2016	16,188	—	—	(12,233)	3,955	858,757	—	—	(632,334)	226,423
5/31/2016	25,629	—	3,348	(17,705)	11,272	1,362,859	—	164,116	(912,357)	614,618
Class R6
11/30/2016	551,531	—	—	(257,679)	293,852	31,361,206	—	—	(14,687,093)	16,674,113
5/31/2016	741,801	—	174,110	(437,805)	478,106	42,524,121	—	9,332,260	(24,317,416)	27,538,965
Class W
11/30/2016	140,954	—	—	(125,461)	15,493	7,943,226	—	—	(7,109,331)	833,895
5/31/2016	383,550	—	49,711	(519,435)	(86,174)	21,135,488	—	2,625,732	(28,467,169)	(4,705,949)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following tables represent a summary of the respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2016:

Large Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$9,408,865	$(9,408,865)	$—
Nomura Securities International	822,668	(822,668)	—
Total	$10,231,533	$(10,231,533)	$—

(1)	Collateral with a fair value of $10,453,640 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$5,811,315	$(5,811,315)	$—
Total	$5,811,315	$(5,811,315)	$—

(1)	Collateral with a fair value of $5,932,450 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas	$872,638.38	$(872,638)	$—
RBC Dominion Securities Inc	1,479,588	(1,479,588)	—
BNP Paribas Prime Brokerage Intl Ltd	168,602	(168,602)	—
Barclays Capital Inc.	518,309	(518,309)	—
Citadel Clearing LLC	483,120	(483,120)	—
HSBC Bank PLC	760,216	(760,216)	—
J.P. Morgan Securities LLC	219,260	(219,260)	—
Jefferies LLC	22,410	(22,410)	—
Morgan Stanley & Co. LLC	504	(504)	—
National Financial Services LLC	71,245	(71,245)	—
Nomura Securities International, Inc.	627,519	(627,519)	—
RBC Dominion Securities Inc	426,535	(426,535)	—
SG Americas Securities, LLC	280,912	(280,912)	—
UBS Securities LLC.	348,599	(348,599)	—
Total	$6,279,457	$(6,279,457)	$—

(1)	Collateral with a fair value of $6,453,602 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

SmallCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$154,562	$(154,562)	$—
BNP Paribas Prime Brokerage Intl Ltd	3,585,960	(3,585,960)	—
Barclays Capital Inc.	404,686	(404,686)	—
Citadel Clearing LLC	6,141,192	(6,141,192)	—
Citigroup Global Markets Inc.	103,747	(103,747)	—
Credit Suisse Securities (USA) LLC	2,144,260	(2,144,260)	—
Goldman, Sachs & Co.	5,561,334	(5,561,334)	—
HSBC Bank PLC	570,808	(570,808)	—
J.P. Morgan Securities LLC	2,772,612	(2,772,612)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	400,622	(400,622)	—
Morgan Stanley & Co. LLC	1,075,215	(1,075,215)	—
National Financial Services LLC	2,584,523	(2,584,523)	—
Natixis Securities America LLC	34,901	(34,901)	—
Nomura Securities International, Inc.	16,091	(16,091)	—
RBC Dominion Securities Inc	10,228,072	(10,228,072)	—
SG Americas Securities, LLC	531,635	(531,635)	—
UBS Securities LLC.	804,286	(804,286)	—
Wells Fargo Securities LLC	1,560,534	(1,560,534)	—
Total	$38,675,040	$(38,675,040)	$—

(1)	Collateral with a fair value of $39,699,049 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$—	$—	$—	$8,753,003
Large Cap Value	9,532,331	—	19,941,478	26,547,356
MidCap Opportunities	—	—	21,350,861	91,040,851
Multi-Manager Mid Cap Value	—	—	11,864,072	29,644,325
Real Estate(1)	24,347,512	11,112,739	19,240,204	75,841,182
SmallCap Opportunities	—	48,161,699	8,167,424	48,161,699

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s current tax period (eleven months ended November 30, 2016) and tax year ended December 31, 2015. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2016.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Large-Cap Growth	$708,451	$9,343,667	$—	$—	$65,823,736	$—	—
Large Cap Value	2,436,423	—	—	(8,190,395)	96,110,484	(220,274)*	2017
						(21,169,897)	None
						$(21,390,171)
MidCap Opportunities	—	34,320,834	(1,202,283)	—	137,041,227	—	—
Multi-Manager Mid Cap Value	1,300,342	3,990,109	—	(233,410)	1,972,042	—	—
Real Estate(1)	—	8,624,434	—	—	418,455,932	—	—
SmallCap Opportunities	—	263	(950,720)	(8,775,634)	40,053,216	—	—

(1)	As of the Fund’s tax year ended December 31, 2015.
*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of November 30, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 12 — LITIGATION

On September 24, 2012, certain funds, including ING Large Cap Value Fund (succeeded by Large Cap Value) (the “Subject Fund”), was officially served and included as a shareholder defendant (“Shareholder Defendant”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendant submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013, meaning that the State Law Constructive Fraudulent Transfer Cases cannot go forward unless successfully appealed. Before the State Law Constructive Fraudulent Transfer Cases were dismissed, the threshold for defendants in the case was set at $100,000. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. In reaching its

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 12 — LITIGATION (continued)

determination, the Second Circuit held that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit. On July 22, 2016, the Second Circuit denied the plaintiffs’ motion and the plaintiffs filed a petition for a writ of certiorari in the Supreme Court on September 9, 2016. The defendants filed their opposition to the petition on October 24, 2016 to which the plaintiffs filed a reply on November 4, 2016.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed. In late September 2015, the Plaintiffs wrote to the judge asking him to lift the current stay on discovery so that they could take written discovery from certain defendants (not the shareholders). On October 15, 2015, the judge denied the Plaintiffs’ request on the grounds that he “intends to issue opinions resolving several of the pending motions to dismiss shortly.” On January 6, 2017, the Motion to Dismiss was granted and the Subject Fund is no longer a defendant in the Fitzsimons Action. The plaintiffs may appeal to the Second Circuit Court of Appeals.

Potential Exposure

For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the Fitzsimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 13 — REORGANIZATION

On October 23, 2015, Large-Cap Growth (“Acquiring Fund”) acquired all of the assets of, and assumed all the liabilities of Voya Large Cap Growth Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on September 22, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of the Voya family of funds. In support of the reorganization proposal, the Investment Adviser noted that shareholders of Class I and Class R6 shares of the Acquired Fund are expected to benefit from a reduction in total gross expenses as shareholders of the Acquiring Fund. Additionally, the shareholders of all classes of the Acquired Fund are expected to benefit from an expense limitation agreement between the Investment Adviser and the Acquiring Fund, which contractually obligates the Investment Adviser to limit the expenses of the Acquiring Fund at a rate that is lower than the rate provided in the expense limitation agreement between the Investment Adviser and the Acquired Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2015, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2016, are as follows:

Net investment income	$1,104,125
Net realized and unrealized gain on investments	$486,148
Net increase in net assets resulting from operations	$1,590,273

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since October 23, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$299,970	$125,373	$0	$47,185	0.4950

The net assets of the Acquiring Fund after the acquisition were $425,343,353.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2016, the Funds declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Large-Cap Growth
Class A	$0.0381	$0.0619	$1.5780	December 19, 2016	December 15, 2016
Class B	$—	$0.0619	$1.5780	December 19, 2016	December 15, 2016
Class C	$—	$0.0619	$1.5780	December 19, 2016	December 15, 2016
Class I	$0.1990	$0.0619	$1.5780	December 19, 2016	December 15, 2016
Class R	$—	$0.0619	$1.5780	December 19, 2016	December 15, 2016
Class R6	$0.2023	$0.0619	$1.5780	December 19, 2016	December 15, 2016
Class W	$0.1710	$0.0619	$1.5780	December 19, 2016	December 15, 2016
Large Cap Value
Class A	$0.0512	$—	$—	January 3, 2017	December 29, 2016
Class B	$0.0286	$—	$—	January 3, 2017	December 29, 2016
Class C	$0.0289	$—	$—	January 3, 2017	December 29, 2016
Class I	$0.0613	$—	$—	January 3, 2017	December 29, 2016
Class O	$0.0514	$—	$—	January 3, 2017	December 29, 2016
Class R	$0.0439	$—	$—	January 3, 2017	December 29, 2016
Class R6	$0.0619	$—	$—	January 3, 2017	December 29, 2016
Class W	$0.0590	$—	$—	January 3, 2017	December 29, 2016
MidCap Opportunities
All Classes	$—	$0.0261	$1.3894	December 19, 2016	December 15, 2016
Multi-Manager Mid Cap Value
Class I	$0.1396	$—	$0.1932	December 19, 2016	December 15, 2016
Real Estate
All Classes	$—	$—	$1.0105	December 19, 2016	December 15, 2016
Class A	$0.1313	$—	$—	January 3, 2017	December 29, 2016
Class B	$0.0872	$—	$—	January 3, 2017	December 29, 2016
Class C	$0.0926	$—	$—	January 3, 2017	December 29, 2016
Class I	$0.1489	$—	$—	January 3, 2017	December 29, 2016
Class O	$0.1323	$—	$—	January 3, 2017	December 29, 2016
Class R	$0.1215	$—	$—	January 3, 2017	December 29, 2016
Class R6	$0.1513	$—	$—	January 3, 2017	December 29, 2016
Class W	$0.1416	$—	$—	January 3, 2017	December 29, 2016
SmallCap Opportunities
All Classes	$—	$—	$1.5161	December 19, 2016	December 15, 2016

Management Agreement: On January 12, 2017, the Board approved additional management fee breakpoints with respect to SmallCap Opportunities. Effective January 1, 2017, the new management fee is 1.00% on first $250 million; 0.90% on next $250 million; 0.85% on next $250 million and 0.82% thereafter.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Large-Cap Growth Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 21.7%
21,267	@	Amazon.com, Inc.	$15,962,372	4.0
65,239	@	Burlington Stores, Inc.	5,735,813	1.4
145,870		Coach, Inc.	5,308,209	1.3
157,730		Comcast Corp. — Class A	10,963,812	2.8
118,832	@	Dish Network Corp. — Class A	6,826,899	1.7
54,934		Foot Locker, Inc.	3,937,120	1.0
69,667		Hasbro, Inc.	5,948,865	1.5
101,097		Home Depot, Inc.	13,081,952	3.3
233,834		Interpublic Group of Cos., Inc.	5,628,385	1.4
60,890		Marriott International, Inc.	4,796,914	1.2
68,405		McDonald’s Corp.	8,158,664	2.1
			86,349,005	21.7

		Consumer Staples: 8.9%
110,337		Church & Dwight Co., Inc.	4,831,657	1.2
39,744		Costco Wholesale Corp.	5,965,972	1.5
72,804		Mead Johnson Nutrition Co.	5,248,440	1.3
178,591	@	Monster Beverage Corp.	7,991,947	2.0
112,437		PepsiCo, Inc.	11,254,944	2.9
			35,292,960	8.9

		Financials: 4.6%
54,594		Aon PLC	6,229,175	1.6
122,126		Intercontinental Exchange, Inc.	6,765,781	1.7
129,840		TD Ameritrade Holding Corp.	5,324,738	1.3
			18,319,694	4.6

		Health Care: 15.7%
25,944	@	Allergan plc	5,040,919	1.3
30,780		Becton Dickinson & Co.	5,204,898	1.3
29,122	@	Biogen, Inc.	8,563,907	2.1
250,845	@	Boston Scientific Corp.	5,132,289	1.3
72,955	@	Celgene Corp.	8,645,897	2.2
47,168	@	Edwards Lifesciences Corp.	3,907,869	1.0
59,737		Johnson & Johnson	6,648,728	1.7
66,338		Merck & Co., Inc.	4,059,222	1.0
65,841		UnitedHealth Group, Inc.	10,423,947	2.6
95,772		Zoetis, Inc.	4,824,993	1.2
			62,452,669	15.7

		Industrials: 11.3%
165,825		Delta Air Lines, Inc.	7,989,449	2.0
36,874		Equifax, Inc.	4,220,229	1.1
80,983		Fortive Corp.	4,453,255	1.1
42,372		Honeywell International, Inc.	4,827,866	1.2
88,396		Ingersoll-Rand PLC — Class A	6,589,038	1.6
24,099		Northrop Grumman Corp.	6,016,315	1.5
38,786		Stanley Black & Decker, Inc.	4,601,183	1.2

COMMON STOCK: (continued)
		Industrials: (continued)
93,976		Waste Management, Inc.	$6,533,212	1.6
			45,230,547	11.3

		Information Technology: 31.9%
50,389	@	Adobe Systems, Inc.	5,180,493	1.3
22,688	@	Alphabet, Inc. — Class A	17,603,165	4.4
2,529	@	Alphabet, Inc. — Class C	1,917,083	0.5
190,115		Apple, Inc.	21,011,510	5.3
216,208		Applied Materials, Inc.	6,961,898	1.7
73,961	@	Electronic Arts, Inc.	5,860,670	1.5
100,567	@	Facebook, Inc.	11,909,144	3.0
52,942		Intuit, Inc.	6,018,447	1.5
358,525		Microsoft Corp.	21,604,716	5.4
102,774		Oracle Corp.	4,130,487	1.0
78,083	@	Salesforce.com, Inc.	5,621,976	1.4
57,294		Texas Instruments, Inc.	4,235,745	1.1
148,937		Visa, Inc. — Class A	11,515,809	2.9
49,683		Other Securities	3,391,362	0.9
			126,962,505	31.9

		Materials: 2.5%
88,674	@	Crown Holdings, Inc.	4,822,979	1.2
85,921		Other Securities	5,046,573	1.3
			9,869,552	2.5

		Real Estate: 1.5%
17,532		Equinix, Inc.	5,939,140	1.5

		Total Common Stock (Cost $326,711,243)	390,416,072	98.1

SHORT-TERM INVESTMENTS: 0.5%
		Mutual Funds: 0.5%
1,956,000		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310% (Cost $1,956,000)	1,956,000	0.5

		Total Short-Term Investments (Cost $1,956,000)	1,956,000	0.5

		Total Investments in Securities (Cost $328,667,243)	$392,372,072	98.6
		Assets in Excess of Other Liabilities	5,704,216	1.4
		Net Assets	$398,076,288	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security.

See Accompanying Notes to Financial Statements

Voya Large-Cap Growth Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Cost for federal income tax purposes is $330,008,175.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$69,026,951
Gross Unrealized Depreciation	(6,663,054)
Net Unrealized Appreciation	$62,363,897

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2016
Asset Table
Investments, at fair value
Common Stock*	$390,416,072	$—	$—	$390,416,072
Short-Term Investments	1,956,000	—	—	1,956,000
Total Investments, at fair value	$392,372,072	$—	$—	$392,372,072

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Large Cap Value Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Consumer Discretionary: 5.0%
368,909		Coach, Inc.	$13,424,599	1.5
201,966	@	Dish Network Corp. — Class A	11,602,947	1.3
103,275		Hasbro, Inc.	8,818,652	0.9
97,893		McDonald’s Corp.	11,675,698	1.3
			45,521,896	5.0

		Consumer Staples: 7.8%
170,989		Campbell Soup Co.	9,727,564	1.1
322,553		Coca-Cola Co.	13,015,014	1.4
153,595		Kraft Heinz Co.	12,541,032	1.4
221,584		Philip Morris International, Inc.	19,561,436	2.1
233,043		Wal-Mart Stores, Inc.	16,413,218	1.8
			71,258,264	7.8

		Energy: 14.2%
160,624		Anadarko Petroleum Corp.	11,107,150	1.2
415,037		Canadian Natural Resources Ltd.	14,015,800	1.5
255,771		Chevron Corp.	28,533,813	3.1
384,333		ENI SpA ADR	10,726,734	1.2
337,328		Plains GP Holdings L.P.	11,860,452	1.3
308,704		Royal Dutch Shell PLC — Class A ADR	15,774,774	1.7
255,722		Schlumberger Ltd.	21,493,434	2.4
268,814		Valero Energy Corp.	16,548,190	1.8
			130,060,347	14.2

		Financials: 24.7%
1,821,350		Bank of America Corp.	38,466,912	4.2
143,827		Chubb Ltd.	18,409,856	2.0
226,571		Discover Financial Services	15,354,717	1.7
469,202		JPMorgan Chase & Co.	37,615,924	4.1
1,237,878		Keycorp	21,427,668	2.3
364,528		Lazard Ltd.	14,161,913	1.6
235,788		Prudential Financial, Inc.	23,720,273	2.6
210,971		T. Rowe Price Group, Inc.	15,624,512	1.7
693,780		Wells Fargo & Co.	36,714,838	4.0
103,496		Other Securities	4,876,731	0.5
			226,373,344	24.7

		Health Care: 9.6%
438,582	L	AstraZeneca PLC ADR	11,464,533	1.3
205,414		Medtronic PLC	14,997,276	1.6
471,937		Merck & Co., Inc.	28,877,825	3.2
775,256		Pfizer, Inc.	24,916,728	2.7
48,321		Other Securities	7,650,181	0.8
			87,906,543	9.6

		Industrials: 10.2%
124,289		Boeing Co.	18,712,952	2.0
105,464		Cummins, Inc.	14,952,686	1.6
180,826		Deere & Co.	18,118,765	2.0
104,815		General Dynamics Corp.	18,379,310	2.0

COMMON STOCK: (continued)
		Industrials: (continued)
182,804		Lincoln Electric Holdings, Inc.	$14,351,942	1.6
221,216		Timken Co.	8,638,485	1.0
			93,154,140	10.2

		Information Technology: 10.4%
118,731		Apple, Inc.	13,122,150	1.4
1,014,236		Cisco Systems, Inc.	30,244,517	3.3
150,349		Microsoft Corp.	9,060,031	1.0
471,649		Oracle Corp.	18,955,573	2.1
230,300		Qualcomm, Inc.	15,690,339	1.7
234,755		Other Securities	8,594,381	0.9
			95,666,991	10.4

		Materials: 3.9%
383,327		Dow Chemical Co.	21,358,981	2.3
237,676		Nucor Corp.	14,781,070	1.6
			36,140,051	3.9

		Real Estate: 3.9%
147,350		Crown Castle International Corp.	12,297,831	1.3
329,772		Gaming and Leisure Properties, Inc.	10,061,344	1.1
74,971		Simon Property Group, Inc.	13,468,540	1.5
			35,827,715	3.9

		Telecommunication Services: 1.0%
239,962		AT&T, Inc.	9,269,732	1.0

		Utilities: 7.1%
536,429		Exelon Corp.	17,439,307	1.9
145,870		NextEra Energy, Inc.	16,662,730	1.8
291,499		PG&E Corp.	17,140,141	1.9
302,631		Southern Co.	14,169,183	1.5
			65,411,361	7.1
		Total Common Stock (Cost $760,397,297)	896,590,384	97.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.3%
	Securities Lending Collateralcc: 1.1%
2,482,760	Cantor Fitzgerald, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $2,482,780, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%– 10.500%, Market Value plus accrued interest $2,532,415, due 12/15/16–10/20/66)	2,482,760	0.3

See Accompanying Notes to Financial Statements

Voya Large Cap Value Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,482,760	Daiwa Capital Markets, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $2,482,780, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,532,415, due 12/01/16–09/09/49)	$2,482,760	0.3
522,600	HSBC Securities USA, Repurchase Agreement dated 11/30/16, 0.26%, due 12/01/16 (Repurchase Amount $522,604, collateralized by various U.S. Government Securities, 0.875%–3.875%, Market Value plus accrued interest $533,053, due 02/28/17–02/15/44)	522,600	0.0
2,482,760	Nomura Securities, Repurchase Agreement dated 11/30/16, 0.28%, due 12/01/16 (Repurchase Amount $2,482,779, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $2,532,415, due 01/01/17-09/20/66)	2,482,760	0.3
2,482,760	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/16, 0.29%, due 12/01/16 (Repurchase Amount $2,482,780, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000% -7.000%, Market Value plus accrued interest $2,532,415, due 01/05/17-09/09/49)	2,482,760	0.2
		10,453,640	1.1

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.2%
28,906,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310% (Cost $28,906,000)	$28,906,000	3.2
	Total Short-Term Investments (Cost $39,359,640)	39,359,640	4.3
	Total Investments in Securities (Cost $799,756,937)	$935,950,024	102.1
	Liabilities in Excess of Other Assets	(19,039,600)	(2.1)
	Net Assets	$916,910,424	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2016.
Cost for federal income tax purposes is $803,781,302.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$147,072,163
Gross Unrealized Depreciation	(14,903,441)
Net Unrealized Appreciation	$132,168,722

See Accompanying Notes to Financial Statements

Voya Large Cap Value Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2016
Asset Table
Investments, at fair value
Common Stock*	$896,590,384	$—	$—	$896,590,384
Short-Term Investments	28,906,000	10,453,640	—	39,359,640
Total Investments, at fair value	$925,496,384	$10,453,640	$—	$935,950,024
Other Financial Instruments+
Futures	203,733	—	—	203,733
Total Assets	$925,700,117	$10,453,640	$—	$936,153,757

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At November 30, 2016, the following futures contracts were outstanding for Voya Large Cap Value Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	56	12/16/16	$6,156,640	$203,733
			$6,156,640	$203,733

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$203,733
Total Asset Derivatives		$203,733

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2016 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$211,449
Total	$211,449

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$203,733
Total	$203,733

See Accompanying Notes to Financial Statements

Voya MidCap Opportunities Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%
		Consumer Discretionary: 23.0%
288,001	@	Burlington Stores, Inc.	$25,321,048	1.9
508,794		Coach, Inc.	18,515,014	1.4
105,439		Domino’s Pizza, Inc.	17,717,969	1.3
619,475	@	Five Below, Inc.	24,382,536	1.8
333,036		Foot Locker, Inc.	23,868,690	1.8
288,169		Hasbro, Inc.	24,606,751	1.9
1,185,596		Interpublic Group of Cos., Inc.	28,537,296	2.1
683,971	@	LKQ Corp.	22,454,768	1.7
363,433		Marriott International, Inc.	28,631,252	2.2
115,035	@	O’Reilly Automotive, Inc.	31,577,107	2.4
430,118		Ross Stores, Inc.	29,071,676	2.2
92,909	@	Ulta Salon Cosmetics & Fragrance, Inc.	24,109,885	1.8
112,060		Other Securities	6,437,847	0.5
			305,231,839	23.0

		Consumer Staples: 6.3%
353,510		Campbell Soup Co.	20,111,184	1.5
552,565		Church & Dwight Co., Inc.	24,196,821	1.8
277,810		Mead Johnson Nutrition Co.	20,027,323	1.5
439,929	@	Monster Beverage Corp.	19,686,823	1.5
			84,022,151	6.3

		Energy: 1.3%
253,481		EQT Corp.	17,763,949	1.3

		Financials: 5.7%
122,421	@	Affiliated Managers Group, Inc.	18,130,550	1.4
305,702		Arthur J. Gallagher & Co.	15,392,096	1.2
216,016		Moody’s Corp.	21,709,608	1.6
481,547		TD Ameritrade Holding Corp.	19,748,242	1.5
			74,980,496	5.7

		Health Care: 15.6%
191,162	@	BioMarin Pharmaceutical, Inc.	16,369,202	1.2
223,724	@	Edwards Lifesciences Corp.	18,535,533	1.4
438,623	@	Hologic, Inc.	16,790,489	1.3
42,536	@	Intuitive Surgical, Inc.	27,382,125	2.1
127,779	@	Laboratory Corp. of America Holdings	16,080,987	1.2
354,689	@	Prestige Brands Holdings, Inc.	16,872,556	1.3
359,729	@	VCA, Inc.	22,519,035	1.7
533,927		Zoetis, Inc.	26,899,242	2.0
664,098		Other Securities(a)	45,062,618	3.4
			206,511,787	15.6

		Industrials: 14.8%
254,099		Alaska Air Group, Inc.	20,904,725	1.6
211,246		Equifax, Inc.	24,177,105	1.8
303,061		Fortive Corp.	16,665,324	1.3

COMMON STOCK: (continued)
		Industrials: (continued)
296,451		Ingersoll-Rand PLC — Class A	$22,097,458	1.7
595,459		Masco Corp.	18,846,277	1.4
257,269		MSC Industrial Direct Co.	22,984,412	1.7
183,957		Orbital ATK, Inc.	15,697,051	1.2
618,272	@	Quanta Services, Inc.	20,848,132	1.6
151,555		Stanley Black & Decker, Inc.	17,978,970	1.4
183,788		Waste Connections, Inc.	14,048,754	1.0
28,958		Other Securities	1,332,937	0.1
			195,581,145	14.8

		Information Technology: 22.5%
460,144		Amphenol Corp.	31,409,429	2.4
89,866	@	CoStar Group, Inc.	17,174,291	1.3
381,858	@	Electronic Arts, Inc.	30,258,428	2.3
236,617	@	Fiserv, Inc.	24,754,871	1.9
512,454		Flir Systems, Inc.	18,402,223	1.4
185,114	@	Gartner, Inc.	19,033,421	1.4
140,292		Intuit, Inc.	15,948,394	1.2
519,411		Maxim Integrated Products	20,397,270	1.5
1,183,640	@	ON Semiconductor Corp.	13,943,279	1.1
437,509		Paychex, Inc.	25,791,156	1.9
257,970	@	Red Hat, Inc.	20,408,007	1.5
571,434		SS&C Technologies Holdings, Inc.	17,148,734	1.3
413,741	@	Vantiv, Inc.	23,347,405	1.8
738,281		Other Securities	20,138,357	1.5
			298,155,265	22.5

		Materials: 4.6%
291,720	@	Berry Plastics Group, Inc.	14,518,904	1.1
410,580	@	Crown Holdings, Inc.	22,331,446	1.7
290,448		Packaging Corp. of America	24,618,373	1.8
			61,468,723	4.6

		Real Estate: 3.9%
74,490		Equinix, Inc.	25,234,232	1.9
238,571		Equity Lifestyle Properties, Inc.	16,563,985	1.2
401,344		Other Securities	10,005,506	0.8
			51,803,723	3.9

		Total Common Stock
		(Cost $1,178,022,477)	1,295,519,078	97.7

See Accompanying Notes to Financial Statements

Voya MidCap Opportunities Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 0.4%
1,408,971	Cantor Fitzgerald, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $1,408,983, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,437,150, due 12/15/16–10/20/66)	$1,408,971	0.1
1,408,971	Daiwa Capital Markets, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $1,408,983, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,437,150, due 12/01/16–09/09/49)	1,408,971	0.1
296,566	Deutsche Bank AG, Repurchase Agreement dated 11/30/16, 0.29%, due 12/01/16 (Repurchase Amount $296,568, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $302,497, due 02/15/40)	296,566	0.0
1,408,971	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/16, 0.32%, due 12/01/16 (Repurchase Amount $1,408,983, collateralized by various U.S. Government Securities, 3.125%–3.625%, Market Value plus accrued interest $1,437,151, due 02/15/43–02/15/44)	1,408,971	0.1
1,408,971	Nomura Securities, Repurchase Agreement dated 11/30/16, 0.28%, due 12/01/16 (Repurchase Amount $1,408,982, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $1,437,150, due 01/01/17–09/20/66)	1,408,971	0.1
		5,932,450	0.4

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
Mutual Funds: 1.9%
24,990,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310%
	(Cost $24,990,000)	$24,990,000	1.9

	Total Short-Term Investments
	(Cost $30,922,450)	30,922,450	2.3

	Total Investments in Securities (Cost $1,208,944,927)	$1,326,441,528	100.0
	Assets in Excess of Other Liabilities	441,933	0.0
	Net Assets	$1,326,883,461	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $1,210,696,053.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$137,923,476
Gross Unrealized Depreciation	(22,178,001)
Net Unrealized Appreciation	$115,745,475

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2016
Asset Table
Investments, at fair value
Common Stock*	$1,295,519,078	$—	$—	$1,295,519,078
Short-Term Investments	24,990,000	5,932,450	—	30,922,450
Total Investments, at fair value	$1,320,509,078	$5,932,450	$—	$1,326,441,528

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.3%
		Consumer Discretionary: 13.5%
18,501		Carter’s, Inc.	$1,688,956	0.8
77,690		Goodyear Tire & Rubber Co.	2,384,306	1.0
11,590	@	Mohawk Industries, Inc.	2,288,330	1.0
17,580		PVH Corp.	1,862,425	0.8
35,090		Ross Stores, Inc.	2,371,733	1.0
7,188,786		Other Securities(a)	20,887,301	8.9
			31,483,051	13.5

		Consumer Staples: 3.2%
80,443		Kroger Co.	2,598,309	1.1
163,594		Other Securities(a)	4,942,997	2.1
			7,541,306	3.2

		Energy: 5.8%
22,817	@	Diamondback Energy, Inc.	2,460,813	1.1
29,500		Marathon Petroleum Corp.	1,387,090	0.6
38,603	@	Newfield Exploration Co.	1,745,628	0.7
9,087		Pioneer Natural Resources Co.	1,735,981	0.7
23,400		Valero Energy Corp.	1,440,504	0.6
453,758		Other Securities(a)	4,889,700	2.1
			13,659,716	5.8

		Financials: 21.0%
12,300		Ameriprise Financial, Inc.	1,404,783	0.6
87,963		BankUnited, Inc.	3,116,529	1.3
48,914		CIT Group, Inc.	1,998,137	0.8
32,879		Comerica, Inc.	2,096,036	0.9
8,500		Everest Re Group Ltd.	1,789,675	0.8
52,600		Fifth Third Bancorp	1,368,652	0.6
21,876		First Republic Bank	1,791,644	0.8
24,500		Lincoln National Corp.	1,570,450	0.7
158,200		Regions Financial Corp.	2,142,028	0.9
20,382		Reinsurance Group of America, Inc.	2,487,623	1.1
37,193		SEI Investments Co.	1,754,766	0.7
54,102		Unum Group	2,286,892	1.0
26,700		Validus Holdings Ltd.	1,450,878	0.6
71,646		XL Group Ltd.	2,588,570	1.1
44,682		Zions Bancorp.	1,777,897	0.7
660,228		Other Securities	19,642,689	8.4
			49,267,249	21.0

		Health Care: 6.9%
36,233		Agilent Technologies, Inc.	1,593,527	0.7
34,575	@,L	Amsurg Corp.	2,355,249	1.0
13,155		Becton Dickinson & Co.	2,224,511	0.9
15,159	@	Laboratory Corp. of America Holdings	1,907,760	0.8
19,200		Quest Diagnostics, Inc.	1,679,232	0.7
197,678		Other Securities(a)	6,488,333	2.8
			16,248,612	6.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: 14.0%
11,900		Cummins, Inc.	$1,687,182	0.7
19,981		EMCOR Group, Inc.	1,386,082	0.6
49,052		Hexcel Corp.	2,536,970	1.1
18,504		IDEX Corp.	1,732,159	0.8
34,531	@	Jacobs Engineering Group, Inc.	2,141,267	0.9
11,719		Snap-On, Inc.	1,959,417	0.8
662,579		Other Securities(a)	21,302,941	9.1
			32,746,018	14.0

		Information Technology: 12.3%
39,733	@	Arrow Electronics, Inc.	2,712,572	1.1
25,636	@	Euronet Worldwide, Inc.	1,838,614	0.8
82,755	@	Keysight Technologies, Inc.	3,047,866	1.3
37,405	@	Microsemi Corp.	2,047,924	0.9
780,473		Other Securities	19,195,800	8.2
			28,842,776	12.3

		Materials: 7.1%
24,097		Celanese Corp.	1,911,374	0.8
34,908		Methanex Corp.	1,535,952	0.6
33,429		Reliance Steel & Aluminum Co.	2,711,092	1.2
288,538		Other Securities	10,466,590	4.5
			16,625,008	7.1

		Real Estate: 8.3%
70,870	@	CBRE Group, Inc.	2,058,065	0.9
135,200		Lexington Realty Trust	1,396,616	0.6
757,560		Other Securities	15,953,998	6.8
			19,408,679	8.3

		Telecommunication Services: 0.5%
81,598		Other Securities(a)	1,151,228	0.5

		Utilities: 5.7%
136,500		AES Corp.	1,562,925	0.7
24,200		Entergy Corp.	1,663,266	0.7
40,600		Public Service Enterprise Group, Inc.	1,677,186	0.7
39,761		UGI Corp.	1,781,293	0.8
178,905		Other Securities	6,690,403	2.8
			13,375,073	5.7

		Total Common Stock (Cost $209,957,913)	230,348,716	98.3

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED)(CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc: 2.8%
322,634	Bank of Nova Scotia, Repurchase Agreement dated 11/30/16, 0.27%, due 12/01/16 (Repurchase Amount $322,636, collateralized by various U.S. Government Securities, 0.125%–2.000%, Market Value plus accrued interest $329,089, due 04/15/17–07/31/22)	$322,634	0.1
1,532,742	Cantor Fitzgerald, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $1,532,755, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,563,397, due 12/15/16–10/20/66)	1,532,742	0.7
1,532,742	Daiwa Capital Markets, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $1,532,755, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,563,397, due 12/01/16–09/09/49)	1,532,742	0.7
1,532,742	Nomura Securities, Repurchase Agreement dated 11/30/16, 0.28%, due 12/01/16 (Repurchase Amount $1,532,754, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $1,563,397, due 01/01/17–09/20/66)	1,532,742	0.7
1,532,742	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/16, 0.29%, due 12/01/16 (Repurchase Amount $1,532,754, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–7.000%, Market Value plus accrued interest $1,563,397, due 01/05/17–09/09/49)	1,532,742	0.6
		6,453,602	2.8

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.6%
3,840,695	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310%
	(Cost $3,840,695)	$3,840,695	1.6
	Total Short-Term Investments (Cost $10,294,297)	10,294,297	4.4
	Total Investments in Securities (Cost $220,252,210)	$240,643,013	102.7
	Liabilities in Excess of Other Assets	(6,334,321)	(2.7)
	Net Assets	$234,308,692	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2016.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $221,348,675.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,584,423
Gross Unrealized Depreciation	(15,290,085)
Net Unrealized Appreciation	$19,294,338

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$30,446,874	$1,036,177	$—	$31,483,051
Consumer Staples	7,541,306	—	—	7,541,306
Energy	13,659,716	—	—	13,659,716
Financials	49,267,249	—	—	49,267,249
Health Care	16,248,612	—	—	16,248,612
Industrials	31,713,771	1,032,247	—	32,746,018
Information Technology	28,842,776	—	—	28,842,776
Materials	16,625,008	—	—	16,625,008
Real Estate	19,408,679	—	—	19,408,679
Telecommunication Services	603,680	547,548	—	1,151,228
Utilities	13,375,073	—	—	13,375,073
Total Common Stock	227,732,744	2,615,972	—	230,348,716
Short-Term Investments	3,840,695	6,453,602	—	10,294,297
Total Investments, at fair value	$231,573,439	$9,069,574	$—	$240,643,013

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.5%
	Casino Services: 1.7%
686,400	Gaming and Leisure Properties, Inc.	$20,942,064	1.7

	Hotels & Motels: 0.8%
393,500	Hilton Worldwide Holdings, Inc.	9,865,045	0.8

	REITS - Apartments: 12.5%
420,600	American Campus Communities, Inc.	19,814,466	1.6
529,900	American Homes 4 Rent	11,164,993	0.9
292,809	AvalonBay Communities, Inc.	48,164,153	4.0
799,739	Equity Residential	47,992,337	4.0
718,604	UDR, Inc.	24,461,280	2.0
		151,597,229	12.5

	REITS - Diversified: 13.3%
116,700	Crown Castle International Corp.	9,739,782	0.8
461,600	Digital Realty Trust, Inc.	42,619,528	3.5
818,700	Duke Realty Corp.	20,819,541	1.7
470,900	Liberty Property Trust	18,553,460	1.5
780,600	STORE Capital Corp.	19,296,432	1.6
525,404	Vornado Realty Trust	51,358,241	4.2
		162,386,984	13.3

	REITS - Health Care: 9.1%
786,900	HCP, Inc.	23,237,157	1.9
474,820	Healthcare Realty Trust, Inc.	13,950,212	1.1
636,971	Healthcare Trust of America, Inc.	18,013,540	1.5
99,600	Ventas, Inc.	6,017,832	0.5
794,300	Welltower, Inc.	49,866,154	4.1
		111,084,895	9.1

	REITS - Hotels: 5.1%
2,203,355	Host Hotels & Resorts, Inc.	39,307,853	3.2
322,950	MGM Growth Properties LLC	7,750,800	0.6
1,037,902	Sunstone Hotel Investors, Inc.	15,091,095	1.3
		62,149,748	5.1

	REITS - Manufactured Homes: 2.3%
381,440	Sun Communities, Inc.	27,528,525	2.3

	REITS - Office Property: 14.7%
229,500	Alexandria Real Estate Equities, Inc.	25,150,905	2.1
298,302	Boston Properties, Inc.	36,953,652	3.0
126,300	Corporate Office Properties Trust SBI MD	3,614,706	0.3
204,900	Highwoods Properties, Inc.	9,847,494	0.8
186,600	Hudson Pacific Properties, Inc.	6,506,742	0.5
317,700	Kilroy Realty Corp.	22,982,418	1.9
696,400	Paramount Group, Inc.	10,947,408	0.9

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	REITS - Office Property: (continued)
321,510	SL Green Realty Corp.	$33,874,293	2.8
3,484,910	VEREIT, Inc.	28,889,904	2.4
		178,767,522	14.7

	REITS - Regional Malls: 13.4%
1,906,840	General Growth Properties, Inc.	48,319,326	4.0
340,500	Pennsylvania Real Estate Investment Trust	6,527,385	0.5
602,688	Simon Property Group, Inc.	108,272,899	8.9
		163,119,610	13.4

	REITS - Shopping Centers: 9.3%
246,500	Brixmor Property Group, Inc.	6,002,275	0.5
1,374,100	DDR Corp.	20,913,802	1.7
1,214,623	Kimco Realty Corp.	31,021,472	2.5
634,427	Ramco-Gershenson Properties	10,766,226	0.9
363,200	Regency Centers Corp.	24,276,288	2.0
578,200	Weingarten Realty Investors	20,531,882	1.7
		113,511,945	9.3

	REITS - Single Tenant: 1.6%
1,798,300	Spirit Realty Capital, Inc.	19,403,657	1.6

	REITS - Storage: 6.3%
844,778	CubeSmart	20,823,778	1.7
268,302	Public Storage, Inc.	56,155,608	4.6
		76,979,386	6.3

	REITS - Warehouse/Industrial: 7.2%
327,225	DCT Industrial Trust, Inc.	15,035,989	1.2
1,036,019	ProLogis, Inc.	52,733,367	4.3
436,839	QTS Realty Trust, Inc.	20,444,065	1.7
		88,213,421	7.2

	Web Hosting/Design: 2.2%
78,949	Equinix, Inc.	26,744,763	2.2

	Total Common Stock (Cost $797,241,498)	1,212,294,794	99.5

SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
1,958,320	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310% (Cost $1,958,320)	1,958,320	0.2
	Total Short-Term Investments (Cost $1,958,320)	1,958,320	0.2
	Total Investments in Securities (Cost $799,199,818)	$1,214,253,114	99.7
	Assets in Excess of Other Liabilities	3,751,002	0.3
	Net Assets	$1,218,004,116	100.0

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (continued)

Cost for federal income tax purposes is $883,133,070.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$432,820,197
Gross Unrealized Depreciation	(101,700,153)
Net Unrealized Appreciation	$331,120,044

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2016
Asset Table
Investments, at fair value
Common Stock*	$1,212,294,794	$—	$—	$1,212,294,794
Short-Term Investments	1,958,320	—	—	1,958,320
Total Investments, at fair value	$1,214,253,114	$—	$—	$1,214,253,114

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.1%
		Consumer Discretionary: 15.2%
517,282	L	American Eagle Outfitters, Inc.	$8,566,190	1.0
153,850		Big Lots, Inc.	7,786,348	1.0
419,010	@	Boyd Gaming Corp.	7,894,148	1.0
150,817	@	Bright Horizons Family Solutions, Inc.	10,379,226	1.3
169,375		Cheesecake Factory	10,021,919	1.2
403,895		Dana, Inc.	6,821,787	0.8
436,595		Extended Stay America, Inc.	6,793,418	0.8
246,278	@	Imax Corp.	7,868,582	1.0
128,604		Monro Muffler Brake, Inc.	7,690,519	0.9
1,776,829		Other Securities	50,554,784	6.2
			124,376,921	15.2

		Consumer Staples: 1.2%
419,571		Other Securities(a)	9,476,666	1.2

		Energy: 1.5%
154,066	@	Carrizo Oil & Gas, Inc.	6,523,154	0.8
175,900		Other Securities	5,690,145	0.7
			12,213,299	1.5

		Financials: 5.0%
198,675		Bank of the Ozarks, Inc.	9,639,711	1.2
142,545	@	Western Alliance Bancorp.	6,659,702	0.8
1,434,938		Other Securities	24,364,073	3.0
			40,663,486	5.0

		Health Care: 18.8%
227,110	@	Air Methods Corp.	7,426,497	0.9
163,500	@	Cynosure, Inc.	7,414,725	0.9
189,716		Healthsouth Corp.	7,905,466	1.0
163,235	@	Natus Medical, Inc.	6,504,915	0.8
125,475	@	NuVasive, Inc.	8,143,327	1.0
4,633,427		Other Securities(a)	116,241,269	14.2
			153,636,199	18.8

		Industrials: 16.5%
254,550		Actuant Corp.	6,605,572	0.8
104,225		CIRCOR International, Inc.	6,604,738	0.8
130,500		Clarcor, Inc.	9,193,725	1.1
131,195		EnPro Industries, Inc.	7,976,656	1.0
190,025	@	FTI Consulting, Inc.	8,114,068	1.0
214,681		Healthcare Services Group, Inc.	8,361,825	1.0
210,007		Knight Transportation, Inc.	7,350,245	0.9
98,525	L	Lindsay Manufacturing Co.	8,303,687	1.0
88,000		Regal-Beloit Corp.	6,415,200	0.8
151,925		Simpson Manufacturing Co., Inc.	7,161,745	0.9
63,550	@	Teledyne Technologies, Inc.	7,935,489	1.0
108,184		Watts Water Technologies, Inc.	7,388,967	0.9
98,200		Woodward, Inc.	6,651,086	0.8

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
895,618		Other Securities	$36,705,800	4.5
			134,768,803	16.5

		Information Technology: 25.2%
173,735	@	BroadSoft, Inc.	7,210,002	0.9
150,453	@	Cardtronics plc	7,442,910	0.9
166,725	@	Commvault Systems, Inc.	9,003,150	1.1
174,000	@	Electronics for Imaging, Inc.	7,572,480	0.9
155,355	@	EPAM Systems, Inc.	10,237,894	1.2
87,240		Fair Isaac Corp.	9,918,316	1.2
374,575	@	Integrated Device Technology, Inc.	8,765,055	1.1
102,225		j2 Global, Inc.	7,514,560	0.9
53,875		Littelfuse, Inc.	7,854,436	1.0
144,497	@	Microsemi Corp.	7,911,211	1.0
106,170	@	SPS Commerce, Inc.	7,354,396	0.9
144,325	@	Synaptics, Inc.	7,877,259	1.0
160,755	@	Synchronoss Technologies, Inc.	7,793,402	1.0
3,603,644		Other Securities(a)	98,820,648	12.1
			205,275,719	25.2

		Materials: 6.8%
298,083	@	Boise Cascade Co.	6,796,293	0.8
309,625		Commercial Metals Co.	6,814,846	0.8
142,900		HB Fuller Co.	6,714,871	0.8
97,850		Minerals Technologies, Inc.	7,925,850	1.0
1,278,896		Other Securities(a)	27,282,779	3.4
			55,534,639	6.8

		Real Estate: 3.9%
104,315		EastGroup Properties, Inc.	7,125,757	0.9
169,575		QTS Realty Trust, Inc.	7,936,110	1.0
482,533		Other Securities	16,411,644	2.0
			31,473,511	3.9

		Total Common Stock
		(Cost $688,835,813)	767,419,243	94.1

EXCHANGE-TRADED FUNDS: 2.1%
112,308		iShares Russell 2000 Growth Index Fund	17,105,632	2.1

		Total Exchange-Traded Funds
		(Cost $16,013,835)	17,105,632	2.1

RIGHTS: 0.0%

		Health Care: 0.0%
59,895		Other Securities	66,483	0.0

		Total Rights
		(Cost $30,214)	66,483	0.0

		Total Long-Term Investments
		(Cost $704,879,862)	784,591,358	96.2

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (continued)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.7%

	Securities Lending Collateralcc: 4.9%
9,428,601	Cantor Fitzgerald, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $9,428,678, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $9,617,173, due 12/15/16–10/20/66)	$9,428,601	1.2
9,428,601	Daiwa Capital Markets, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $9,428,678, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $9,617,173, due 12/01/16–09/09/49)	9,428,601	1.2
9,428,601	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/16, 0.32%, due 12/01/16 (Repurchase Amount $9,428,684, collateralized by various U.S. Government Securities, 3.125%–3.625%, Market Value plus accrued interest $9,617,175, due 02/15/43–02/15/44)	9,428,601	1.2
1,984,646	Nomura Securities, Repurchase Agreement dated 11/30/16, 0.28%, due 12/01/16 (Repurchase Amount $1,984,661, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $2,024,339, due 01/01/17–09/20/66)	1,984,646	0.2
9,428,600	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/16, 0.42%, due 12/01/16 (Repurchase Amount $9,428,708, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $9,603,655, due 04/15/18–02/15/46)	9,428,600	1.1
		39,699,049	4.9

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.8%
31,150,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310% (Cost $31,150,000)	$31,150,000	3.8

	Total Short-Term Investments
	(Cost $70,849,049)	70,849,049	8.7

	Total Investments in Securities (Cost $775,728,911)	$855,440,407	104.9
	Liabilities in Excess of Other Assets	(39,948,982)	(4.9)
	Net Assets	$815,491,425	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2016.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $777,758,396.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$109,338,382
Gross Unrealized Depreciation	(31,656,371)
Net Unrealized Appreciation	$77,682,011

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2016 (UNAUDITED) (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2016
Asset Table
Investments, at fair value
Common Stock*	$767,419,243	$—	$—	$767,419,243
Exchange-Traded Funds	17,105,632	—	—	17,105,632
Rights	—	—	66,483	66,483
Short-Term Investments	31,150,000	39,699,049	—	70,849,049
Total Investments, at fair value	$815,674,875	$39,699,049	$66,483	$855,440,407

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB- ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Equity Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi- Manager Mid Cap Value Fund, Voya Real Estate Fund, Voya SmallCap Opportunities Fund (collectively, the “Funds”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (“Adviser”) and the Funds, and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Funds effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Funds effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Funds’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).

The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or Morningstar, Inc. (“Morningstar”) category average and/or median, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Fund’s performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on each Fund’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub- advisory arrangements (including the Funds’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser conducts day-to-day oversight of the Funds’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Funds.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund (and, if managed by more than one Sub-Adviser, of the individual sleeves of the Fund) and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub- Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on- going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Fund in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Funds also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Management Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub- Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board requested and considered information regarding the staffing of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the compensation arrangements for each Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to provide high-quality services to the Funds. The Board also considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Fund Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category average and/or median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Fund asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-Voya- affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub- advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered each contractual management fee rate payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub- advisory services for each Fund, including the portion of the contractual management fees that are paid to each Sub- Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each Voya-Affiliated Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub- advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that many of the Funds’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub- advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Fund below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Fund’s Management and Sub- Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Large-Cap Growth Fund (formerly, Voya Growth Opportunities Fund)

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large-Cap Growth Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the year-to-date, one-year and ten-year periods, and the third quintile for the three-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Large Cap Value Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) the recent changes in the Fund’s portfolio management team; (2) Management’s representations regarding the negative effect that stock selection and

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

sector allocation had on the Fund’s performance; (3) Management’s representations regarding favorable performance in more recent periods; (4) Management’s confidence in the ability of the Sub-Adviser to execute the Fund’s investment objective; and (5) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya MidCap Opportunities Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to- date and ten-year periods, the second quintile for the one-year and five-year periods, and the third quintile for the three- year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee date, the Board took into account Management’s representations regarding the competitiveness of the Fund’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Multi-Manager Mid Cap Value Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager Mid Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for the three-year period, but underperformed for the year- to-date and one-year periods; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year period, and the third quintile for the year-to-date and one-year period.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s longer-term performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Real Estate Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, and the third quintile for the year-to-date, one-year and five-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya SmallCap Opportunities Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the year-to-date and one-year periods, and the third quintile for the three- year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor,LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163312 (1116-012417)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 21.7%
21,267	@	Amazon.com, Inc.	$15,962,372	4.0
65,239	@	Burlington Stores, Inc.	5,735,813	1.4
145,870		Coach, Inc.	5,308,209	1.3
157,730		Comcast Corp. – Class A	10,963,812	2.8
118,832	@	Dish Network Corp. - Class A	6,826,899	1.7
54,934		Foot Locker, Inc.	3,937,120	1.0
69,667		Hasbro, Inc.	5,948,865	1.5
101,097		Home Depot, Inc.	13,081,952	3.3
233,834		Interpublic Group of Cos., Inc.	5,628,385	1.4
60,890		Marriott International, Inc.	4,796,914	1.2
68,405		McDonald's Corp.	8,158,664	2.1
			86,349,005	21.7

		Consumer Staples: 8.9%
110,337		Church & Dwight Co., Inc.	4,831,657	1.2
39,744		Costco Wholesale Corp.	5,965,972	1.5
72,804		Mead Johnson Nutrition Co.	5,248,440	1.3
178,591	@	Monster Beverage Corp.	7,991,947	2.0
112,437		PepsiCo, Inc.	11,254,944	2.9
			35,292,960	8.9

		Financials: 4.6%
54,594		Aon PLC	6,229,175	1.6
122,126		Intercontinental Exchange, Inc.	6,765,781	1.7
129,840		TD Ameritrade Holding Corp.	5,324,738	1.3
			18,319,694	4.6

		Health Care: 15.7%
25,944	@	Allergan plc	5,040,919	1.3
30,780		Becton Dickinson & Co.	5,204,898	1.3
29,122	@	Biogen, Inc.	8,563,907	2.1
250,845	@	Boston Scientific Corp.	5,132,289	1.3
72,955	@	Celgene Corp.	8,645,897	2.2
47,168	@	Edwards Lifesciences Corp.	3,907,869	1.0
59,737		Johnson & Johnson	6,648,728	1.7
66,338		Merck & Co., Inc.	4,059,222	1.0
65,841		UnitedHealth Group, Inc.	10,423,947	2.6
95,772		Zoetis, Inc.	4,824,993	1.2
			62,452,669	15.7

		Industrials: 11.3%
165,825		Delta Air Lines, Inc.	7,989,449	2.0
36,874		Equifax, Inc.	4,220,229	1.1
80,983		Fortive Corp.	4,453,255	1.1
42,372		Honeywell International, Inc.	4,827,866	1.2
88,396		Ingersoll-Rand PLC - Class A	6,589,038	1.6

Shares			Value	Percentage of Net Assets
		Industrials: (continued)
24,099		Northrop Grumman Corp.	$6,016,315	1.5
38,786		Stanley Black & Decker, Inc.	4,601,183	1.2
93,976		Waste Management, Inc.	6,533,212	1.6
			45,230,547	11.3

		Information Technology: 31.9%
50,389	@	Adobe Systems, Inc.	5,180,493	1.3
22,688	@	Alphabet, Inc. - Class A	17,603,165	4.4
2,529	@	Alphabet, Inc. - Class C	1,917,083	0.5
49,683		Amphenol Corp.	3,391,362	0.9
190,115		Apple, Inc.	21,011,510	5.3
216,208		Applied Materials, Inc.	6,961,898	1.7
73,961	@	Electronic Arts, Inc.	5,860,670	1.5
100,567	@	Facebook, Inc.	11,909,144	3.0
52,942		Intuit, Inc.	6,018,447	1.5
358,525		Microsoft Corp.	21,604,716	5.4
102,774		Oracle Corp.	4,130,487	1.0
78,083	@	Salesforce.com, Inc.	5,621,976	1.4
57,294		Texas Instruments, Inc.	4,235,745	1.1
148,937		Visa, Inc. - Class A	11,515,809	2.9
			126,962,505	31.9

		Materials: 2.5%
55,535	@	Berry Plastics Group, Inc.	2,763,977	0.7
88,674	@	Crown Holdings, Inc.	4,822,979	1.2
30,386		Eastman Chemical Co.	2,282,596	0.6
			9,869,552	2.5

		Real Estate: 1.5%
17,532		Equinix, Inc.	5,939,140	1.5

	Total Common Stock
	(Cost $326,711,243)		390,416,072	98.1

SHORT-TERM INVESTMENTS: 0.5%
		Mutual Funds: 0.5%
1,956,000		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310%
		(Cost $1,956,000)	1,956,000	0.5

	Total Short-Term Investments
	(Cost $1,956,000)		1,956,000	0.5

	Total Investments in Securities (Cost $328,667,243)		$392,372,072	98.6
	Assets in Excess of Other Liabilities		5,704,216	1.4
	Net Assets		$398,076,288	100.0

@	Non-income producing security.

See Accompanying Notes to Financial Statements

1

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Cost for federal income tax purposes is $330,008,175.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$69,026,951
Gross Unrealized Depreciation	(6,663,054)

Net Unrealized Appreciation	$62,363,897

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 5.0%
368,909		Coach, Inc.	$13,424,599	1.5
201,966	@	Dish Network Corp. - Class A	11,602,947	1.3
103,275		Hasbro, Inc.	8,818,652	0.9
97,893		McDonald's Corp.	11,675,698	1.3
			45,521,896	5.0

		Consumer Staples: 7.8%
170,989		Campbell Soup Co.	9,727,564	1.1
322,553		Coca-Cola Co.	13,015,014	1.4
153,595		Kraft Heinz Co.	12,541,032	1.4
221,584		Philip Morris International, Inc.	19,561,436	2.1
233,043		Wal-Mart Stores, Inc.	16,413,218	1.8
			71,258,264	7.8

		Energy: 14.2%
160,624		Anadarko Petroleum Corp.	11,107,150	1.2
415,037		Canadian Natural Resources Ltd.	14,015,800	1.5
255,771		Chevron Corp.	28,533,813	3.1
384,333		ENI SpA ADR	10,726,734	1.2
337,328		Plains GP Holdings L.P.	11,860,452	1.3
308,704		Royal Dutch Shell PLC - Class A ADR	15,774,774	1.7
255,722		Schlumberger Ltd.	21,493,434	2.4
268,814		Valero Energy Corp.	16,548,190	1.8
			130,060,347	14.2

		Financials: 24.7%
1,821,350		Bank of America Corp.	38,466,912	4.2
143,827		Chubb Ltd.	18,409,856	2.0
226,571		Discover Financial Services	15,354,717	1.7
103,496		Hartford Financial Services Group, Inc.	4,876,731	0.5
469,202		JPMorgan Chase & Co.	37,615,924	4.1
1,237,878		Keycorp	21,427,668	2.3
364,528		Lazard Ltd.	14,161,913	1.6
235,788		Prudential Financial, Inc.	23,720,273	2.6
210,971		T. Rowe Price Group, Inc.	15,624,512	1.7
693,780		Wells Fargo & Co.	36,714,838	4.0
			226,373,344	24.7

		Health Care: 9.6%
438,582	L	AstraZeneca PLC ADR	11,464,533	1.3
205,414		Medtronic PLC	14,997,276	1.6
471,937		Merck & Co., Inc.	28,877,825	3.2
775,256		Pfizer, Inc.	24,916,728	2.7
48,321		UnitedHealth Group, Inc.	7,650,181	0.8
			87,906,543	9.6

		Industrials: 10.2%
124,289		Boeing Co.	18,712,952	2.0
105,464		Cummins, Inc.	14,952,686	1.6
180,826		Deere & Co.	18,118,765	2.0
104,815		General Dynamics Corp.	18,379,310	2.0

Shares		Value	Percentage of Net Assets
		Industrials: (continued)
182,804	Lincoln Electric Holdings, Inc.	$14,351,942	1.6
221,216	Timken Co.	8,638,485	1.0
		93,154,140	10.2

		Information Technology: 10.4%
234,755	Activision Blizzard, Inc.	8,594,381	0.9
118,731	Apple, Inc.	13,122,150	1.4
1,014,236	Cisco Systems, Inc.	30,244,517	3.3
150,349	Microsoft Corp.	9,060,031	1.0
471,649	Oracle Corp.	18,955,573	2.1
230,300	Qualcomm, Inc.	15,690,339	1.7
		95,666,991	10.4

		Materials: 3.9%
383,327	Dow Chemical Co.	21,358,981	2.3
237,676	Nucor Corp.	14,781,070	1.6
		36,140,051	3.9

		Real Estate: 3.9%
147,350	Crown Castle International Corp.	12,297,831	1.3
329,772	Gaming and Leisure Properties, Inc.	10,061,344	1.1
74,971	Simon Property Group, Inc.	13,468,540	1.5
		35,827,715	3.9

		Telecommunication Services: 1.0%
239,962	AT&T, Inc.	9,269,732	1.0

		Utilities: 7.1%
536,429	Exelon Corp.	17,439,307	1.9
145,870	NextEra Energy, Inc.	16,662,730	1.8
291,499	PG&E Corp.	17,140,141	1.9
302,631	Southern Co.	14,169,183	1.5
		65,411,361	7.1

	Total Common Stock
	(Cost $760,397,297)	896,590,384	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
	Securities Lending Collateralcc: 1.1%
$2,482,760	Cantor Fitzgerald, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $2,482,780, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,532,415, due 12/15/16-10/20/66)	$2,482,760	0.3

See Accompanying Notes to Financial Statements
3

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc: (continued)
$2,482,760	Daiwa Capital Markets, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $2,482,780, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,532,415, due 12/01/16-09/09/49)	$2,482,760	0.3
522,600	HSBC Securities USA, Repurchase Agreement dated 11/30/16, 0.26%, due 12/01/16 (Repurchase Amount $522,604, collateralized by various U.S. Government Securities, 0.875%-3.875%, Market Value plus accrued interest $533,053, due 02/28/17-02/15/44)	522,600	0.0
2,482,760	Nomura Securities, Repurchase Agreement dated 11/30/16, 0.28%, due 12/01/16 (Repurchase Amount $2,482,779, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,532,415, due 01/01/17-09/20/66)	2,482,760	0.3
2,482,760	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/16, 0.29%, due 12/01/16 (Repurchase Amount $2,482,780, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $2,532,415, due 01/05/17-09/09/49)	2,482,760	0.2
		10,453,640	1.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.2%
28,906,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310%
	(Cost $28,906,000)	$28,906,000	3.2

	Total Short-Term Investments
	(Cost $39,359,640)	39,359,640	4.3

	Total Investments in Securities (Cost $799,756,937)	$935,950,024	102.1
	Liabilities in Excess of Other Assets	(19,039,600)	(2.1)
	Net Assets	$916,910,424	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2016.

Cost for federal income tax purposes is $803,781,302.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$147,072,163
Gross Unrealized Depreciation	(14,903,441)

Net Unrealized Appreciation	$132,168,722

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 23.0%
288,001	@	Burlington Stores, Inc.	$25,321,048	1.9
508,794		Coach, Inc.	18,515,014	1.4
112,060	@	Dish Network Corp. - Class A	6,437,847	0.5
105,439		Domino's Pizza, Inc.	17,717,969	1.3
619,475	@	Five Below, Inc.	24,382,536	1.8
333,036		Foot Locker, Inc.	23,868,690	1.8
288,169		Hasbro, Inc.	24,606,751	1.9
1,185,596		Interpublic Group of Cos., Inc.	28,537,296	2.1
683,971	@	LKQ Corp.	22,454,768	1.7
363,433		Marriott International, Inc.	28,631,252	2.2
115,035	@	O'Reilly Automotive, Inc.	31,577,107	2.4
430,118		Ross Stores, Inc.	29,071,676	2.2
92,909	@	Ulta Salon Cosmetics & Fragrance, Inc.	24,109,885	1.8
			305,231,839	23.0

		Consumer Staples: 6.3%
353,510		Campbell Soup Co.	20,111,184	1.5
552,565		Church & Dwight Co., Inc.	24,196,821	1.8
277,810		Mead Johnson Nutrition Co.	20,027,323	1.5
439,929	@	Monster Beverage Corp.	19,686,823	1.5
			84,022,151	6.3

		Energy: 1.3%
253,481		EQT Corp.	17,763,949	1.3

		Financials: 5.7%
122,421	@	Affiliated Managers Group, Inc.	18,130,550	1.4
305,702		Arthur J. Gallagher & Co.	15,392,096	1.2
216,016		Moody's Corp.	21,709,608	1.6
481,547		TD Ameritrade Holding Corp.	19,748,242	1.5
			74,980,496	5.7

		Health Care: 15.6%
62,564	@	Abiomed, Inc.	7,022,183	0.5
191,162	@	BioMarin Pharmaceutical, Inc.	16,369,202	1.3
223,724	@	Edwards Lifesciences Corp.	18,535,533	1.4
438,623	@	Hologic, Inc.	16,790,488	1.3
42,536	@	Intuitive Surgical, Inc.	27,382,125	2.1
127,779	@	Laboratory Corp. of America Holdings	16,080,987	1.2
159,259	@,L	Nevro Corp.	12,108,462	0.9
148,015	@	NuVasive, Inc.	9,606,174	0.7
240,605		PerkinElmer, Inc.	12,203,486	0.9
354,689	@	Prestige Brands Holdings, Inc.	16,872,556	1.3
53,655	@	Quintiles IMS Holdings, Inc.	4,122,314	0.3
359,729	@	VCA, Inc.	22,519,035	1.7

Shares			Value	Percentage of Net Assets
		Health Care: (continued)
533,927		Zoetis, Inc.	$26,899,242	2.0
			206,511,787	15.6

		Industrials: 14.8%
254,099		Alaska Air Group, Inc.	20,904,725	1.6
211,246		Equifax, Inc.	24,177,105	1.8
303,061		Fortive Corp.	16,665,324	1.3
296,451		Ingersoll-Rand PLC - Class A	22,097,457	1.7
595,459		Masco Corp.	18,846,277	1.4
257,269		MSC Industrial Direct Co.	22,984,412	1.7
183,957		Orbital ATK, Inc.	15,697,051	1.2
618,272	@	Quanta Services, Inc.	20,848,132	1.6
151,555		Stanley Black & Decker, Inc.	17,978,970	1.3
28,958		Textron, Inc.	1,332,937	0.1
183,788		Waste Connections, Inc.	14,048,755	1.1
			195,581,145	14.8

		Information Technology: 22.5%
460,144		Amphenol Corp.	31,409,429	2.4
378,958		Applied Materials, Inc.	12,202,448	0.9
307,407	@	Ciena Corp.	6,593,880	0.5
89,866	@	CoStar Group, Inc.	17,174,291	1.3
381,858	@	Electronic Arts, Inc.	30,258,428	2.3
236,617	@	Fiserv, Inc.	24,754,870	1.9
512,454		Flir Systems, Inc.	18,402,223	1.4
185,114	@	Gartner, Inc.	19,033,421	1.4
140,292		Intuit, Inc.	15,948,395	1.2
519,411		Maxim Integrated Products	20,397,270	1.5
1,183,640	@	ON Semiconductor Corp.	13,943,279	1.1
437,509		Paychex, Inc.	25,791,156	1.9
257,970	@	Red Hat, Inc.	20,408,007	1.5
51,916		Sabre Corp.	1,342,029	0.1
571,434		SS&C Technologies Holdings, Inc.	17,148,734	1.3
413,741	@	Vantiv, Inc.	23,347,405	1.8
			298,155,265	22.5

		Materials: 4.6%
291,720	@	Berry Plastics Group, Inc.	14,518,904	1.1
410,580	@	Crown Holdings, Inc.	22,331,446	1.7
290,448		Packaging Corp. of America	24,618,373	1.8
			61,468,723	4.6

		Real Estate: 3.9%
401,344	@	Communications Sales & Leasing, Inc.	10,005,506	0.8
74,490		Equinix, Inc.	25,234,232	1.9
238,571		Equity Lifestyle Properties, Inc.	16,563,985	1.2
			51,803,723	3.9

	Total Common Stock
	(Cost $1,178,022,477)		1,295,519,078	97.7

See Accompanying Notes to Financial Statements
5

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 0.4%
$1,408,971	Cantor Fitzgerald, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $1,408,983, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,437,150, due 12/15/16-10/20/66)	$1,408,971	0.1
1,408,971	Daiwa Capital Markets, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $1,408,983, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,437,150, due 12/01/16-09/09/49)	1,408,971	0.1
296,566	Deutsche Bank AG, Repurchase Agreement dated 11/30/16, 0.29%, due 12/01/16 (Repurchase Amount $296,568, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $302,497, due 02/15/40)	296,566	0.0
1,408,971	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/16, 0.32%, due 12/01/16 (Repurchase Amount $1,408,983, collateralized by various U.S. Government Securities, 3.125%-3.625%, Market Value plus accrued interest $1,437,151, due 02/15/43-02/15/44)	1,408,971	0.1

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc: (continued)
$1,408,971	Nomura Securities, Repurchase Agreement dated 11/30/16, 0.28%, due 12/01/16 (Repurchase Amount $1,408,982, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,437,150, due 01/01/17-09/20/66)	$1,408,971	0.1
		5,932,450	0.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.9%
24,990,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310%
	(Cost $24,990,000)	$24,990,000	1.9

	Total Short-Term Investments
	(Cost $30,922,450)	30,922,450	2.3

	Total Investments in Securities (Cost $1,208,944,927)	$1,326,441,528	100.0
	Assets in Excess of Other Liabilities	441,933	0.0
	Net Assets	$1,326,883,461	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2016.

Cost for federal income tax purposes is $1,210,696,053.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$137,923,476
Gross Unrealized Depreciation	(22,178,001)

Net Unrealized Appreciation	$115,745,475

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Consumer Discretionary: 13.5%
33,500	@	American Axle & Manufacturing Holdings, Inc.	$524,610	0.2
12,600		Bed Bath & Beyond, Inc.	564,606	0.2
21,592		Bloomin Brands, Inc.	401,611	0.2
13,400		Brinker International, Inc.	711,674	0.3
18,600		CalAtlantic Group, Inc.	621,054	0.3
18,501		Carter's, Inc.	1,688,956	0.7
18,300		Cooper Tire & Rubber Co.	700,890	0.3
8,900	L	Dillard's, Inc.	636,439	0.3
16,370		D.R. Horton, Inc.	453,776	0.2
26,088		DSW, Inc.	619,851	0.3
12,900		Foot Locker, Inc.	924,543	0.4
15,400		GameStop Corp.	380,226	0.2
29,000		Gap, Inc.	724,130	0.3
6,646,950	@	Global Brands Group Holding Ltd.	1,036,177	0.5
77,690		Goodyear Tire & Rubber Co.	2,384,306	1.0
40,186		Hanesbrands, Inc.	933,521	0.4
29,002		Interpublic Group of Cos., Inc.	698,078	0.3
11,135		John Wiley & Sons, Inc.	610,755	0.3
20,000		Kohl's Corp.	1,076,600	0.5
9,300		Lear Corp.	1,204,443	0.5
24,771		Lennar Corp. - Class A	1,053,758	0.4
24,400		Macy's, Inc.	1,029,680	0.4
13,700	@	Meritage Homes Corp.	493,885	0.2
11,590	@	Mohawk Industries, Inc.	2,288,330	1.0
21,300		Movado Group, Inc.	601,725	0.2
9,400	@	Murphy USA, Inc.	640,986	0.3
21,353	@	Norwegian Cruise Line Holdings Ltd.	850,063	0.4
13,597		Pulte Group, Inc.	256,440	0.1
17,580		PVH Corp.	1,862,425	0.8
13,745		Quebecor, Inc.	372,557	0.1
35,090		Ross Stores, Inc.	2,371,733	1.0
24,000	@,L	Smith & Wesson Holding Corp.	559,920	0.2
14,997	@	Toll Brothers, Inc.	444,811	0.2
17,500		Viacom, Inc. - Class B	655,900	0.3
6,800		Whirlpool Corp.	1,104,592	0.5
			31,483,051	13.5

		Consumer Staples: 3.2%
4,837		Ingredion, Inc.	567,767	0.3
80,443		Kroger Co.	2,598,309	1.1
30,800	L	Pilgrim's Pride Corp.	542,388	0.2
11,657	@	Post Holdings, Inc.	889,779	0.4
11,600		Sanderson Farms, Inc.	935,540	0.4
21,100		SpartanNash Co.	764,031	0.3
67,200	@	SUPERVALU, Inc.	311,808	0.1
16,400		Tyson Foods, Inc.	931,684	0.4
			7,541,306	3.2

		Energy: 5.8%
58,969	@	Cobalt International Energy, Inc.	79,608	0.0

Shares			Value	Percentage of Net Assets
		Energy: (continued)
57,490		DHT Holdings, Inc.	$204,090	0.1
31,400	L	Diamond Offshore Drilling	567,084	0.2
22,817	@	Diamondback Energy, Inc.	2,460,813	1.1
27,700		Ensco PLC	267,582	0.1
7,351		HollyFrontier Corp.	211,488	0.1
29,500		Marathon Petroleum Corp.	1,387,090	0.6
72,000	@	McDermott International, Inc.	495,360	0.2
15,600		Murphy Oil Corp.	528,996	0.2
12,500		National Oilwell Varco, Inc.	467,000	0.2
38,603	@	Newfield Exploration Co.	1,745,628	0.8
32,400	L	Noble Corp. PLC	201,528	0.1
10,500		Oceaneering International, Inc.	279,825	0.1
19,200	L	PBF Energy, Inc.	460,608	0.2
9,087		Pioneer Natural Resources Co.	1,735,981	0.7
48,961		QEP Resources, Inc.	962,573	0.4
59,687	@	Trican Well Services Ltd.	163,958	0.1
23,400		Valero Energy Corp.	1,440,504	0.6
			13,659,716	5.8

		Financials: 21.0%
11,700		Allstate Corp.	818,064	0.3
12,300		Ameriprise Financial, Inc.	1,404,783	0.6
15,800		Amtrust Financial Services, Inc.	402,268	0.2
93,100		Annaly Capital Management, Inc.	951,482	0.4
6,923		Argo Group International Holdings Ltd.	439,264	0.2
14,255		Assurant, Inc.	1,230,777	0.5
17,600		Assured Guaranty Ltd.	629,376	0.3
7,000		Axis Capital Holdings Ltd.	427,070	0.2
17,684		Bank of the Ozarks, Inc.	858,028	0.4
87,963		BankUnited, Inc.	3,116,529	1.3
14,100		BB&T Corp.	638,025	0.3
48,914		CIT Group, Inc.	1,998,137	0.9
26,000		CNO Financial Group, Inc.	465,400	0.2
32,879		Comerica, Inc.	2,096,036	0.9
12,100		Discover Financial Services	820,017	0.3
3,912	@	Donnelley Financial Solutions, Inc.	74,602	0.0
8,500		Everest Re Group Ltd.	1,789,675	0.8
52,600		Fifth Third Bancorp	1,368,652	0.6
21,876		First Republic Bank	1,791,644	0.8
36,993		FNF Group	1,181,556	0.5
49,300	@	Genworth Financial, Inc.	211,004	0.1
6,535		Hanover Insurance Group, Inc.	565,866	0.2
26,700		Hartford Financial Services Group, Inc.	1,258,104	0.5
–		Huntington Bancshares, Inc.	–	–
11,039		Iberiabank Corp.	914,581	0.4
47,400		Keycorp	820,494	0.3
24,500		Lincoln National Corp.	1,570,450	0.7

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Financials: (continued)
14,400		MB Financial, Inc.	$623,088	0.3
38,400	@	MGIC Investment Corp.	348,288	0.1
4,771		MSCI, Inc. - Class A	375,955	0.2
25,100		MTGE Investment Corp.	419,170	0.2
48,100		Navient Corp.	828,763	0.4
29,827		Provident Financial Services, Inc.	803,539	0.3
7,361		Raymond James Financial, Inc.	529,550	0.2
158,200		Regions Financial Corp.	2,142,028	0.9
20,382		Reinsurance Group of America, Inc.	2,487,623	1.1
37,193		SEI Investments Co.	1,754,766	0.7
9,428		South State Corp.	800,909	0.3
24,900		Starwood Property Trust, Inc.	559,503	0.2
15,600		Sterling Bancorp/DE	354,900	0.1
15,900		SunTrust Bank	826,005	0.4
54,102		Unum Group	2,286,892	1.0
26,700		Validus Holdings Ltd.	1,450,878	0.6
8,300	@	World Acceptance Corp.	467,041	0.2
71,646		XL Group Ltd.	2,588,570	1.1
44,682		Zions Bancorp.	1,777,897	0.8
			49,267,249	21.0

		Health Care: 6.9%
16,275	@	Acadia Healthcare Co., Inc.	618,613	0.3
5,100		Aetna, Inc.	667,284	0.3
36,233		Agilent Technologies, Inc.	1,593,527	0.7
34,575	@,L	Amsurg Corp.	2,355,249	1.0
13,155		Becton Dickinson & Co.	2,224,511	0.9
19,253	@	Brookdale Senior Living, Inc.	223,912	0.1
13,700		Cardinal Health, Inc.	972,837	0.4
4,600		Cigna Corp.	619,804	0.3
33,794	@	Endo International PLC	541,042	0.2
45,756	@	Envision Healthcare Holdings, Inc.	1,039,576	0.4
15,159	@	Laboratory Corp. of America Holdings	1,907,760	0.8
6,500	@,L	Lannett Co., Inc.	148,850	0.1
11,200	@	Mylan NV	410,032	0.2
9,600		Owens & Minor, Inc.	325,536	0.1
19,200		Quest Diagnostics, Inc.	1,679,232	0.7
27,200	@	Select Medical Holdings Corp.	330,480	0.1
4,700	@,L	United Therapeutics Corp.	590,367	0.3
			16,248,612	6.9

		Industrials: 14.0%
95,100	@	ACCO Brands Corp.	1,183,995	0.5
–		AGCO Corp.	–	–
29,900		Aircastle Ltd.	642,252	0.3
11,643		Carlisle Cos., Inc.	1,305,995	0.6
69,626	L	Covanta Holding Corp.	1,016,540	0.4
11,900		Cummins, Inc.	1,687,182	0.7
19,981		EMCOR Group, Inc.	1,386,082	0.6
8,200		Fluor Corp.	438,782	0.2
17,312	@	Generac Holdings, Inc.	709,446	0.3
14,667	@	Genesee & Wyoming, Inc.	1,120,559	0.5
19,700	@	Hawaiian Holdings, Inc.	1,011,595	0.4
5,136	@	Herc Holdings, Inc.	204,105	0.1
49,052		Hexcel Corp.	2,536,969	1.1

Shares			Value	Percentage of Net Assets
		Industrials: (continued)
7,059		Hubbell, Inc.	$792,584	0.3
3,600		Huntington Ingalls Industries, Inc.	643,536	0.3
18,504		IDEX Corp.	1,732,159	0.7
25,662	@	IHS Markit Ltd.	922,292	0.4
34,531	@	Jacobs Engineering Group, Inc.	2,141,267	0.9
33,782		Knight Transportation, Inc.	1,182,370	0.5
3,912		LSC Communications, Inc.	80,744	0.0
16,325	@	Moog, Inc.	1,139,975	0.5
6,100		National Presto Industries, Inc.	580,415	0.3
24,180	@	NOW, Inc./DE	520,837	0.2
4,969		Roper Technologies, Inc.	899,935	0.4
10,433	L	RR Donnelley & Sons Co.	181,430	0.1
6,033		Ryder System, Inc.	472,384	0.2
103,280		Sanwa Holdings Corp.	1,032,247	0.5
15,372	@	Sensata Technologies Holdings N.V.	574,452	0.3
11,719		Snap-On, Inc.	1,959,417	0.8
18,800	@	Spirit Aerosystems Holdings, Inc.	1,095,100	0.5
19,400		Trinity Industries, Inc.	539,126	0.2
9,800		Triumph Group, Inc.	272,440	0.1
57,600	@	Wabash National Corp.	794,304	0.3
14,837		Wabtec Corp.	1,256,249	0.5
10,151	@	Wesco International, Inc.	689,253	0.3
			32,746,018	14.0

		Information Technology: 12.3%
63,900	@	Amkor Technology, Inc.	755,298	0.3
39,733	@	Arrow Electronics, Inc.	2,712,572	1.2
25,744		Booz Allen Hamilton Holding Corp.	973,380	0.4
87,100		Brocade Communications Systems, Inc.	1,074,814	0.5
17,931	@	CommScope Holding Co., Inc.	645,157	0.3
14,100		Convergys Corp.	364,767	0.1
46,300		Corning, Inc.	1,112,589	0.5
25,636	@	Euronet Worldwide, Inc.	1,838,614	0.8
76,500	@	Flextronics International Ltd.	1,089,360	0.5
9,848		Harris Corp.	1,019,859	0.4
82,755	@	Keysight Technologies, Inc.	3,047,867	1.3
27,900	@	Kulicke & Soffa Industries, Inc.	430,497	0.2
12,300		Lam Research Corp.	1,304,046	0.6
8,800		Mentor Graphics Corp.	321,640	0.1
37,405	@	Microsemi Corp.	2,047,924	0.9
32,500	@	Photronics, Inc.	325,000	0.1
19,335	@	Qorvo, Inc.	1,032,682	0.4
34,800	@	Sanmina Corp.	1,143,180	0.5
17,300		Seagate Technology	693,730	0.3
25,199		Silicon Motion Technology Corp. ADR	1,158,902	0.5
29,776		SS&C Technologies Holdings, Inc.	893,578	0.4
22,100		Symantec Corp.	539,019	0.2
11,400		TE Connectivity Ltd.	771,096	0.3

See Accompanying Notes to Financial Statements
8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Information Technology: (continued)
28,600	@	Teradata Corp.	$767,910	0.3
5,340	@	Verint Systems, Inc.	200,517	0.1
19,300		Western Digital Corp.	1,228,638	0.5
144,400		Xerox Corp.	1,350,140	0.6
			28,842,776	12.3

		Materials: 7.1%
15,251		Albemarle Corp.	1,338,733	0.6
16,487		Bemis Co., Inc.	825,504	0.3
26,001		Cabot Corp.	1,324,231	0.6
24,097		Celanese Corp.	1,911,374	0.8
18,074		CF Industries Holdings, Inc.	523,062	0.2
6,650	@	Crown Holdings, Inc.	361,693	0.2
27,000		Domtar Corp.	1,060,290	0.4
16,500		Eastman Chemical Co.	1,239,480	0.5
44,800		Huntsman Corp.	872,704	0.4
64,375	@	Louisiana-Pacific Corp.	1,245,012	0.5
34,908		Methanex Corp.	1,535,952	0.7
29,200	@	Owens-Illinois, Inc.	536,404	0.2
33,429		Reliance Steel & Aluminum Co.	2,711,092	1.2
14,100		Schweitzer-Mauduit International, Inc.	592,764	0.3
10,100		Sonoco Products Co.	546,713	0.2
			16,625,008	7.1

		Real Estate: 8.3%
11,074		American Assets Trust, Inc.	443,624	0.2
63,500		Ashford Hospitality Trust, Inc.	446,405	0.2
49,100		Brandywine Realty Trust	753,685	0.3
77,180		CBL & Associates Properties, Inc.	915,355	0.4
70,870	@	CBRE Group, Inc.	2,058,065	0.9
11,663		Equity Lifestyle Properties, Inc.	809,762	0.3
6,565		Extra Space Storage, Inc.	460,600	0.2
22,267		Forest City Realty Trust, Inc.	411,717	0.2
42,200		Franklin Street Properties Corp.	530,032	0.2
46,758		Getty Realty Corp.	1,123,127	0.5
19,600		Government Properties Income Trust	368,284	0.2
39,100		Hospitality Properties Trust	1,133,705	0.5
70,488		Host Hotels & Resorts, Inc.	1,257,506	0.5
25,008		LaSalle Hotel Properties	701,975	0.3
135,200		Lexington Realty Trust	1,396,616	0.6
6,551		Life Storage, Inc.	532,138	0.2
57,200		Medical Properties Trust, Inc.	681,824	0.3
5,699		Mid-America Apartment Communities, Inc.	522,199	0.2
26,500		Omega Healthcare Investors, Inc.	780,690	0.3
46,000		Piedmont Office Realty Trust, Inc.	903,440	0.4
9,714		PS Business Parks, Inc.	1,085,345	0.5
34,893		STORE Capital Corp.	862,555	0.4

Shares			Value	Percentage of Net Assets
		Real Estate: (continued)
86,500		Summit Hotel Properties, Inc.	$1,230,030	0.5
			19,408,679	8.3

		Telecommunication Services: 0.5%
68,600	@,L	Iridium Communications, Inc.	603,680	0.3
12,998		Millicom International Cellular S.A.	547,548	0.2
			1,151,228	0.5

		Utilities: 5.7%
136,500		AES Corp.	1,562,925	0.7
31,092		Alliant Energy Corp.	1,116,825	0.5
6,400		American Electric Power Co., Inc.	377,920	0.2
7,200		Edison International	495,144	0.2
17,533		Energen Corp.	1,088,273	0.5
24,200		Entergy Corp.	1,663,266	0.7
36,600		Exelon Corp.	1,189,866	0.5
39,700		FirstEnergy Corp.	1,242,213	0.5
24,180		Great Plains Energy, Inc.	638,110	0.3
16,200		PPL Corp.	542,052	0.2
40,600		Public Service Enterprise Group, Inc.	1,677,186	0.7
39,761		UGI Corp.	1,781,293	0.7
			13,375,073	5.7

	Total Common Stock
	(Cost $209,957,913)		230,348,716	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc: 2.8%
$322,634	Bank of Nova Scotia, Repurchase Agreement dated 11/30/16, 0.27%, due 12/01/16 (Repurchase Amount $322,636, collateralized by various U.S. Government Securities, 0.125%-2.000%, Market Value plus accrued interest $329,089, due 04/15/17-07/31/22)	$322,634	0.1
1,532,742	Cantor Fitzgerald, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $1,532,755, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,563,397, due 12/15/16-10/20/66)	1,532,742	0.7

See Accompanying Notes to Financial Statements
9

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc: (continued)
$1,532,742	Daiwa Capital Markets, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $1,532,755, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,563,397, due 12/01/16-09/09/49)	$1,532,742	0.7
1,532,742	Nomura Securities, Repurchase Agreement dated 11/30/16, 0.28%, due 12/01/16 (Repurchase Amount $1,532,754, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,563,397, due 01/01/17-09/20/66)	1,532,742	0.7
1,532,742	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/16, 0.29%, due 12/01/16 (Repurchase Amount $1,532,754, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,563,397, due 01/05/17-09/09/49)	1,532,742	0.6
		6,453,602	2.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.6%
3,840,695	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310%
	(Cost $3,840,695)	$3,840,695	1.6

	Total Short-Term Investments
	(Cost $10,294,297)	10,294,297	4.4

	Total Investments in Securities (Cost $220,252,210)	$240,643,013	102.7
	Liabilities in Excess of Other Assets	(6,334,321)	(2.7)
	Net Assets	$234,308,692	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2016.

Cost for federal income tax purposes is $221,348,675.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,584,423
Gross Unrealized Depreciation	(15,290,085)

Net Unrealized Appreciation	$19,294,338

See Accompanying Notes to Financial Statements

10

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.1%
		Consumer Discretionary: 15.2%
517,282	L	American Eagle Outfitters, Inc.	$8,566,190	1.0
239,850	@	At Home Group, Inc.	3,089,268	0.4
153,850		Big Lots, Inc.	7,786,348	1.0
419,010	@	Boyd Gaming Corp.	7,894,148	1.0
150,817	@	Bright Horizons Family Solutions, Inc.	10,379,226	1.3
166,860		CalAtlantic Group, Inc.	5,571,455	0.7
192,101		Callaway Golf Co.	2,334,027	0.3
169,375		Cheesecake Factory	10,021,919	1.2
55,476		Childrens Place Retail Stores, Inc.	5,761,183	0.7
127,621		Cinemark Holdings, Inc.	5,084,421	0.6
151,125		ClubCorp Holdings, Inc.	1,964,625	0.2
403,895		Dana, Inc.	6,821,787	0.8
436,595		Extended Stay America, Inc.	6,793,418	0.8
246,278	@	Imax Corp.	7,868,582	1.0
38,360		Jack in the Box, Inc.	3,990,207	0.5
128,604		Monro Muffler Brake, Inc.	7,690,519	0.9
254,775	@	Nautilus, Inc.	4,382,130	0.5
252,526		Planet Fitness, Inc.	5,118,702	0.6
56,240		Pool Corp.	5,658,306	0.7
210,695		Sonic Corp.	5,499,140	0.7
31,200	@	Universal Electronics, Inc.	2,101,320	0.3
			124,376,921	15.2

		Consumer Staples: 1.2%
249,435	@	Blue Buffalo Pet Products, Inc.	5,844,262	0.7
170,136	L	Vector Group Ltd.	3,632,404	0.5
			9,476,666	1.2

		Energy: 1.5%
154,066	@	Carrizo Oil & Gas, Inc.	6,523,154	0.8
43,900	@	Dril-Quip, Inc.	2,482,545	0.3
132,000	@	Unit Corp.	3,207,600	0.4
			12,213,299	1.5

		Financials: 5.0%
198,675		Bank of the Ozarks, Inc.	9,639,711	1.2
91,988		Evercore Partners, Inc.	6,199,991	0.8
101,450		First American Financial Corp.	3,828,723	0.5
444,940		Janus Capital Group, Inc.	6,006,690	0.7
565,625	@	MGIC Investment Corp.	5,130,219	0.6
230,935		Virtu Financial, Inc.	3,198,450	0.4
142,545	@	Western Alliance Bancorp.	6,659,702	0.8
			40,663,486	5.0

		Health Care: 18.8%
95,000	@	Aerie Pharmaceuticals, Inc.	3,529,250	0.4
227,110	@	Air Methods Corp.	7,426,497	0.9
136,975	@	Amedisys, Inc.	5,409,143	0.7

Shares			Value	Percentage of Net Assets
		Health Care: (continued)
426,500	@,L	Amicus Therapeutics, Inc.	$2,550,470	0.3
78,935	@	Charles River Laboratories International, Inc.	5,612,278	0.7
163,500	@	Cynosure, Inc.	7,414,725	0.9
113,735	@,L	Depomed, Inc.	2,172,338	0.3
234,125	@,L	Epizyme, Inc.	2,598,787	0.3
197,850	@	Exelixis, Inc.	3,347,622	0.4
290,075	@,L	Halozyme Therapeutics, Inc.	3,425,786	0.4
189,716		Healthsouth Corp.	7,905,466	1.0
98,075		Hill-Rom Holdings, Inc.	5,231,320	0.6
198,325	@	Horizon Pharma PLC	3,926,835	0.5
215,605	@	Impax Laboratories, Inc.	3,115,492	0.4
122,795	@,L	Lexicon Pharmaceuticals, Inc.	1,870,168	0.2
37,185	@,L	Ligand Pharmaceuticals, Inc.	3,882,114	0.5
133,246	@	Luminex Corp.	2,708,891	0.3
85,600	@	MacroGenics, Inc.	2,219,608	0.3
101,180	@	Masimo Corp.	6,260,007	0.8
258,500	@	Merit Medical Systems, Inc.	6,087,675	0.8
70,392	@,L	Myovant Sciences Ltd.	886,939	0.1
163,235	@	Natus Medical, Inc.	6,504,915	0.8
70,181	@	Neogen Corp.	4,441,054	0.5
125,475	@	NuVasive, Inc.	8,143,327	1.0
49,750	@	Omnicell, Inc.	1,783,537	0.2
31,827	@	Ophthotech Corp.	975,498	0.1
81,350		Owens & Minor, Inc.	2,758,578	0.3
107,075	@	Pacira Pharmaceuticals, Inc.	3,410,339	0.4
110,599	@,L	Portola Pharmaceuticals, Inc.	1,989,676	0.2
130,500	@	Prestige Brands Holdings, Inc.	6,207,885	0.8
71,047	@,L	Prothena Corp. PLC	4,193,194	0.5
67,250	@	Sage Therapeutics, Inc.	3,369,897	0.4
201,320	@,L	Sangamo Biosciences, Inc.	644,224	0.1
469,110	@	Select Medical Holdings Corp.	5,699,687	0.7
43,950	@	Spark Therapeutics, Inc.	2,417,690	0.3
33,770	@	Surgery Partners, Inc.	498,108	0.1
102,050	@	Surgical Care Affiliates, Inc.	4,291,203	0.5
127,255	@	Team Health Holdings, Inc.	5,414,700	0.7
42,295	@,L	Ultragenyx Pharmaceutical, Inc.	3,311,276	0.4
			153,636,199	18.8

		Industrials: 16.5%
254,550		Actuant Corp.	6,605,572	0.8
178,076	@	Advisory Board Co.	6,303,890	0.8
32,053		Allegiant Travel Co.	5,237,460	0.6
117,491	@	Beacon Roofing Supply, Inc.	5,450,407	0.7
29,370		CEB, Inc.	1,731,361	0.2
104,225		CIRCOR International, Inc.	6,604,738	0.8
130,500		Clarcor, Inc.	9,193,725	1.1
131,195		EnPro Industries, Inc.	7,976,656	1.0
190,025	@	FTI Consulting, Inc.	8,114,068	1.0

See Accompanying Notes to Financial Statements
11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Industrials: (continued)
214,681		Healthcare Services Group, Inc.	$8,361,825	1.0
210,007		Knight Transportation, Inc.	7,350,245	0.9
98,525	L	Lindsay Manufacturing Co.	8,303,687	1.0
88,000		Regal-Beloit Corp.	6,415,200	0.8
151,925		Simpson Manufacturing Co., Inc.	7,161,745	0.9
63,550	@	Teledyne Technologies, Inc.	7,935,489	1.0
107,050		Toro Co.	5,666,157	0.7
303,148	@	TrueBlue, Inc.	6,350,951	0.8
128,430		US Ecology, Inc.	5,965,574	0.7
108,184		Watts Water Technologies, Inc.	7,388,967	0.9
98,200		Woodward, Inc.	6,651,086	0.8
			134,768,803	16.5

		Information Technology: 25.2%
102,410	@	Aspen Technology, Inc.	5,410,320	0.7
35,902		Blackbaud, Inc.	2,253,928	0.3
173,735	@	BroadSoft, Inc.	7,210,002	0.9
256,025	@	CalAmp Corp.	3,722,603	0.5
150,453	@	Cardtronics plc	7,442,910	0.9
24,331	@	Coherent, Inc.	3,175,195	0.4
166,725	@	Commvault Systems, Inc.	9,003,150	1.1
185,375	@	Cray, Inc.	3,577,737	0.4
547,683		Cypress Semiconductor Corp.	6,161,434	0.8
174,000	@	Electronics for Imaging, Inc.	7,572,480	0.9
155,355	@	EPAM Systems, Inc.	10,237,894	1.2
78,140	@	Euronet Worldwide, Inc.	5,604,201	0.7
87,240		Fair Isaac Corp.	9,918,316	1.2
151,186		Flir Systems, Inc.	5,429,089	0.7
101,405	@	Guidewire Software, Inc.	5,649,273	0.7
616,275	@	Infinera Corp.	5,238,338	0.6
374,575	@	Integrated Device Technology, Inc.	8,765,055	1.1
102,225		j2 Global, Inc.	7,514,560	0.9
53,875		Littelfuse, Inc.	7,854,436	1.0
96,630	@	Manhattan Associates, Inc.	5,063,412	0.6
143,575	@,L	Match Group, Inc.	2,581,479	0.3
144,497	@	Microsemi Corp.	7,911,211	1.0
45,510		MKS Instruments, Inc.	2,619,101	0.3
73,205		Monolithic Power Systems, Inc.	6,005,738	0.7
167,284		National Instruments Corp.	4,929,859	0.6
169,420	@	Netscout Systems, Inc.	5,285,904	0.6
84,100	@	Paycom Software, Inc.	3,773,567	0.5
61,271	@	Plexus Corp.	3,130,948	0.4
84,850		Power Integrations, Inc.	5,710,405	0.7
137,164	@	Pros Holdings, Inc.	3,276,848	0.4
141,640	@	Qualys, Inc.	4,702,448	0.6
95,663	@	Rapid7, Inc.	1,109,691	0.1
204,600	@	RingCentral, Inc.	4,409,130	0.5
106,170	@	SPS Commerce, Inc.	7,354,396	0.9
144,325	@	Synaptics, Inc.	7,877,259	1.0
160,755	@	Synchronoss Technologies, Inc.	7,793,402	1.0
			205,275,719	25.2

Shares			Value	Percentage of Net Assets
			Materials: 6.8%
298,083	@	Boise Cascade Co.	$6,796,292	0.8
309,625		Commercial Metals Co.	6,814,846	0.8
114,875		Greif, Inc. - Class A	5,901,129	0.7
142,900		HB Fuller Co.	6,714,871	0.8
539,675		Hecla Mining Co.	3,281,224	0.4
229,996		KapStone Paper and Packaging Corp.	4,698,818	0.6
97,850		Minerals Technologies, Inc.	7,925,850	1.0
142,950		PolyOne Corp.	4,713,062	0.6
154,725	@,L	Valvoline, Inc.	3,247,678	0.4
96,675		Worthington Industries, Inc.	5,440,869	0.7
			55,534,639	6.8

			Real Estate: 3.9%
104,315		EastGroup Properties, Inc.	7,125,758	0.9
57,100		Life Storage, Inc.	4,638,233	0.6
138,398		Pebblebrook Hotel Trust	3,980,326	0.5
169,575		QTS Realty Trust, Inc.	7,936,110	1.0
133,125		Terreno Realty Corp.	3,623,662	0.4
153,910		Urban Edge Properties	4,169,422	0.5
			31,473,511	3.9

		Total Common Stock
		(Cost $688,835,813)	767,419,243	94.1

EXCHANGE-TRADED FUNDS: 2.1%
112,308		iShares Russell 2000 Growth Index Fund	17,105,632	2.1

		Total Exchange-Traded Funds
		(Cost $16,013,835)	17,105,632	2.1

RIGHTS: 0.0%
			Health Care: 0.0%
59,895	@	Dyax, Corp. - CVR	66,483	0.0

		Total Rights
		(Cost $30,214)	66,483	0.0

		Total Long-Term Investments
		(Cost $704,879,862)	784,591,358	96.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.7%
	Securities Lending Collateralcc: 4.9%
$9,428,601	Cantor Fitzgerald, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $9,428,678, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $9,617,173, due 12/15/16-10/20/66)	$9,428,601	1.2

See Accompanying Notes to Financial Statements
12

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2016 (Unaudited) (continued)

Principal Amount		Value	Percentage of Net Assets
	Securities Lending Collateralcc: (continued)
$9,428,601	Daiwa Capital Markets, Repurchase Agreement dated 11/30/16, 0.30%, due 12/01/16 (Repurchase Amount $9,428,678, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,617,173, due 12/01/16-09/09/49)	$9,428,601	1.2
9,428,601	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/16, 0.32%, due 12/01/16 (Repurchase Amount $9,428,684, collateralized by various U.S. Government Securities, 3.125%-3.625%, Market Value plus accrued interest $9,617,175, due 02/15/43-02/15/44)	9,428,601	1.2
1,984,646	Nomura Securities, Repurchase Agreement dated 11/30/16, 0.28%, due 12/01/16 (Repurchase Amount $1,984,661, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,024,339, due 01/01/17-09/20/66)	1,984,646	0.2
9,428,600	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/16, 0.42%, due 12/01/16 (Repurchase Amount $9,428,708, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $9,603,655, due 04/15/18-02/15/46)	9,428,600	1.1
		39,699,049	4.9

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.8%
31,150,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.310%
	(Cost $31,150,000)	$31,150,000	3.8

	Total Short-Term Investments
	(Cost $70,849,049)	70,849,049	8.7

	Total Investments in Securities (Cost $775,728,911)	$855,440,407	104.9
	Liabilities in Excess of Other Assets	(39,948,982)	(4.9)
	Net Assets	$815,491,425	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2016.

Cost for federal income tax purposes is $777,758,396.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$109,338,382
Gross Unrealized Depreciation	(31,656,371)

Net Unrealized Appreciation	$77,682,011

See Accompanying Notes to Financial Statements

13

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	February 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	February 6, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	February 6, 2017